                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
 X  Preliminary Proxy Statement
 __ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
 __ Definitive Proxy Statement
 __ Definitive Additional Materials
 __ Soliciting Material Pursuant to ss.240.14a-12

                           MACC PRIVATE EQUITIES INC.
                  ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)
              ------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
 X       No fee required
___      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)       Title of each class of securities to which transaction
                  applies:____________________________________________________.
         2)       Aggregate number of securities to which transaction applies:
                  ____________________________________________________________.
         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________________
                  ____________________________________________________________.
         4)       Proposed maximum aggregate value of transaction: ___________.
         5)       Total fee paid:_____________________________________________.

___      Fee paid previously with preliminary materials
___      Check box if any part of the fee is offset as provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:___________________________________________.
         2)       Form, Schedule or Registration Statement No.:_______________.                         .
         3)       Filing Party:_______________________________________________.
         4)       Date Filed: ________________________________________________.

                         101 Second Street SE, Suite 800
                            Cedar Rapids, Iowa 52401

                                 [June 10], 2005

To the Shareholders of MACC Private Equities Inc:

         The Annual Meeting of Shareholders  of our Corporation  will be held on
July 19, 2005, at 10:00 a.m. Mountain Standard Time at the Little America Hotel,
500 South Main Street, Salt Lake City, Utah 84101.

         A  Notice  of the  meeting,  a Proxy  and  Proxy  Statement  containing information about matters to be acted upon are enclosed.  In addition,  the MACC
Private  Equities  Inc.  Annual  Report for the Fiscal Year ended  September 30,
2004, is enclosed and provides  information  regarding the financial  results of the  Corporation  for the year.  Holders of Common Stock are entitled to vote at the  Annual  Meeting  on the basis of one vote for each  share  held.  If you attend the Annual  Meeting in July,  you retain the right to vote in person even though you previously mailed the enclosed Proxy.

         It is important that your shares be represented at the meeting  whether or not you are personally in attendance,  and I urge you to review carefully the
Proxy  Statement and sign,  date and return the enclosed  Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and
Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                                     Very truly yours,

                                     Geoffrey T. Woolley
                                     Chairman of the Board

                         101 Second Street SE, Suite 800
                            Cedar Rapids, Iowa 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2005

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the  Shareholders  of
MACC Private Equities Inc., a Delaware corporation (the "Corporation"),  will be held on July 19,  2005,  at 10:00  a.m.  Mountain  Standard  Time at the  Little
America  Hotel,  500 South Main  Street,  Salt Lake City,  Utah  84101,  for the
following purposes:

         1. To  elect  seven  directors  to  serve  terms  consistent  with  the classification  contemplated below or until their respective successors shall be elected and qualified;

         2. To approve an  amendment to the  Corporation's  Amended and Restated
Bylaws  to  provide  for  the  classification  of  the  Corporation's  Board  of
Directors;

         3.   To    approve    an    Investment    Advisory    Agreement    (the
"InvestAmerica/MorAmerica  Agreement")  between the  Corporation's  wholly-owned subsidiary,  MorAmerica  Capital  Corporation  ("MorAmerica")  and InvestAmerica
Investment Advisors, Inc. ("InvestAmerica");

         4. To approve an Investment Advisory Agreement (the "InvestAmerica/MACC
Agreement") between the Corporation and InvestAmerica;

         5. To  authorize  the  Corporation  to  issue  rights  to  acquire  any authorized shares of Common Stock of the Corporation;

         6. To ratify the appointment of KPMG LLP as independent auditors; and

         7. To  transact  such other  business as may  properly  come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on May 31, 2005, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                    By Order of the Board of Directors

                                    David R. Schroder, Secretary

         Your Officers and Directors  desire that all shareholders be present or represented at the Annual Meeting.  Even if you plan to attend in person, please date,  sign  and  return  the  enclosed  proxy in the  enclosed  postage-prepaid envelope at your earliest  convenience so that your shares may be voted.  If you do attend  the  meeting in July,  you  retain the right to vote even  though you mailed the enclosed proxy.  The proxy must be signed by each  registered  holder exactly as the stock is registered.

                         101 Second Street SE, Suite 800
                            Cedar Rapids, Iowa 52401

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2005

         This Proxy Statement is furnished in connection  with the  solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware  corporation
(the  "Corporation"),   of  proxies  to  be  voted  at  the  Annual  Meeting  of
Shareholders to be held on July 19, 2005, or any adjournment  thereof (the "2005
Annual  Meeting").  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to  shareholders of the Corporation is on or about [June 10], 2005.

                             PURPOSES OF THE MEETING

         The 2005 Annual Meeting is to be held for the purposes of:

         (1) electing seven persons to serve as Directors of the Corporation for terms  consistent  with the  Classification  (defined  below),  or  until  their respective successors shall be elected and qualified;

         (2)  approving an amendment to the  Corporation's  Amended and Restated
Bylaws to provide for the classification of the Corporation's Board of Directors
(the "Classification");

         (3)    approving    the    Investment     Advisory    Agreement    (the
"InvestAmerica/MorAmerica  Agreement")  between MorAmerica  Capital  Corporation
("MorAmerica") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica");

         (4)    approving    the    Investment     Advisory    Agreement    (the
"InvestAmerica/MACC Agreement") between the Corporation and InvestAmerica;

         (5)  authorizing  the  Corporation  to  issue  rights  to  acquire  any authorized shares of Common Stock of the Corporation;

         (6) ratifying the  appointment by the Board of Directors of KPMG LLP as independent auditors; and

         (7)  transacting  such other  business as may properly  come before the meeting or any adjournment thereof.

                                       1

         The Board of Directors  unanimously  recommends  that the  shareholders vote FOR the  election  as  Directors  of the persons  named  under  ELECTION OF
DIRECTORS, FOR the amendment to the Corporation's Amended and Restated Bylaws to
provide for the classification of the Corporation's Board of Directors,  FOR the
approval of the MorAmerica  Agreement,  FOR the approval of the MACC  Agreement,
FOR the authorization to issue rights to acquire any authorized shares of Common
Stock of the  Corporation,  and FOR the  ratification of the appointment of KPMG
LLP as independent auditors.

               RECENT DEVELOPMENTS--BACKGROUND FOR PROPOSALS 3 & 4

         At the Corporation's 2004 Annual Shareholders  Meeting held on February
24, 2004, the  shareholders  of the  Corporation  approved  investment  advisory agreements for the Corporation and MorAmerica  with Atlas  Management  Partners,
LLC ("Atlas") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica"),  as
subadvisor. The agreements approved at the 2004 Annual Shareholders Meeting were
(1) the Investment  Advisory  Agreement  between the  Corporation and Atlas (the
"Atlas/Corporation  Agreement"),  (2) the Investment  Advisory Agreement between
MorAmerica and Atlas (the "Atlas/MorAmerica  Agreement"), and (3) the Investment
Advisory Support Services Agreement between the Corporation,  MorAmerica,  Atlas
and   InvestAmerica   (the  "Subadvisory   Agreement").   These  agreements  are
collectively  referred to as the "Atlas  Agreements."  Following the shareholder approval,  the Atlas  Agreements were effective on March 1, 2004 (the "Effective
Date").

         InvestAmerica  had served as the investment  adviser to the Corporation and  MorAmerica  (together,  the  "Company")  since  1995.  Along  with  Atlas's appointment,  InvestAmerica remained as subadviser to the Company to continue to manage MorAmerica's existing portfolio.  Under this arrangement,  Atlas provided investment  advisory  services  to the  Company  in  connection  with  portfolio investments  made  by  the  Company  after  the  Effective  Date.  InvestAmerica continued  to  manage  the  Company's  portfolio  investments  made  before  the
Effective  Date,  including  exits,  preparation  of  valuations,  providing all accounting services for the Company,  and other portfolio  corporate  management matters.  Additionally,  from the Effective  Date until April,  2005,  Mr. David
Schroder served as Chief Financial Officer of the Corporation, and Mr. Robert A.
Comey served as Chief Financial Officer of MorAmerica.

         Presently,  substantially all of the  Corporation's  assets are held by
MorAmerica Capital Corporation  ("MorAmerica"),  the Corporation's  wholly-owned subsidiary. As a Small Business Investment Company ("SBIC") licensed by the U.S.
Small Business Administration (the "SBA"), MorAmerica is subject to oversight by the SBA. The regulations promulgated by the SBA ("SBA Regulations") give SBA the authority to approve or disapprove MorAmerica's investment advisor.  Approval of the Atlas Agreements was formally requested from the SBA on January 29, 2004.

         On December 22, 2004,  the SBA notified the Company that such  approval would not be granted.  Following the SBA's decision and in accord with the SBA's directives,  Atlas  and the  Boards of  Directors  of both the  Corporation  and
MorAmerica  determined that it would be in the best interests of the Company for
Atlas to resign as the Company's  investment adviser,  effective

                                       2

April 29, 2005. On April 30, 2005, the Corporation  and MorAmerica  entered into
Interim  Investment   Advisory   Agreements  with  InvestAmerica  (the  "Interim
Agreements"). Pursuant to Rule 15a-4 adopted under the Investment Company Act of
1940 (the "Investment  Company Act"),  InvestAmerica has served as the Company's investment adviser on a temporary basis without shareholder approval since April
30,  2005.  The  Interim   Agreements  do  not  increase  the  fees  payable  to
InvestAmerica   from  the  fees  payable  to  Atlas  under  the  prior  advisory agreements,  and the terms of the Interim  Agreements  do not exceed one hundred fifty days. The Boards of Directors of the Company,  including a majority of the
Company's directors who are not interested persons of the Company,  approved the
Interim Agreements on April 29, 2005.

         The Interim Agreements require the Company to pay InvestAmerica a level of fees  lower  than that paid to Atlas  under  the  Atlas  Agreements.  The new investment  advisory  agreements  recommended  by the Boards of Directors of the
Company  under  PROPOSALS 3 & 4 have the same lower fees as the fees  payable to
InvestAmerica under the Interim Agreements.

         The Boards of Directors  of the Company at their  meeting held on April
29, 2005,  approved the termination of the Atlas Agreements and the terms of the
Interim Agreements, and recommended that the Company's shareholders approve: (1)
the Investment  Advisory  Agreement between  MorAmerica and InvestAmerica  under
PROPOSAL 3 (the  "InvestAmerica/MorAmerica  Agreement")  and (2) the  Investment
Advisory  Agreement between the Corporation and  InvestAmerica  under PROPOSAL 4
(the "InvestAmerica/MACC Agreement". The InvestAmerica/MorAmerica  Agreement and
the InvestAmerica/MACC  Agreement are referred to together as the "InvestAmerica
Agreements."  Additionally  at the  April  29,  2005  meeting  of the  Boards of
Directors of the Company, the Boards appointed the following persons to serve as officers of both the Corporation  and of MorAmerica,  all of whom are affiliated with  InvestAmerica:  David R. Schroder was appointed  President and  Secretary,
Robert A. Comey was appointed Executive Vice President, Chief Financial Officer,
Chief Compliance Officer,  Treasurer and Assistant  Secretary,  Kevin F. Mullane
was appointed  Senior Vice  President,  Michael H. Reynoldson was appointed Vice
President, and Marilyn M. Benge was appointed Assistant Secretary.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock  entitled to notice of, and to vote at, the 2005  Annual  Meeting is the close of  business  on May 31, 2005
(the "Record Date").  As of the Record Date, the Corporation had outstanding and entitled to vote at the 2005 Annual Meeting 2,329,255 shares of Common Stock.

         The  presence,  in person or by proxy,  of the holders of a majority of the shares of Common Stock  outstanding  and entitled to vote at the 2005 Annual
Meeting is necessary  to  constitute  a quorum.  Abstentions  and shares held by brokers,  banks, other institutions and nominees that are voted on any matter at the 2005 Annual Meeting are included in determining the presence of a quorum for the  transaction of business at the  commencement of the 2005 Annual Meeting and on those  matters for which the broker,  nominee or fiduciary  has  authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy,

                                       3

for each share of Common  Stock held in the  shareholder's  name at the close of business on the record date.

         To be elected a Director,  each nominee  under  PROPOSAL 1 must receive the  favorable  vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2005 Annual Meeting.

         In order to approve the  Classification  under PROPOSAL 2, to authorize the Corporation to issue rights to acquire any authorized shares of Common Stock of the  Corporation  under PROPOSAL 5, and to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the fiscal year ending September
30, 2005 under PROPOSAL 6, these  proposals must receive the favorable vote of a majority of the outstanding  shares of Common Stock entitled to vote at the 2005
Annual Meeting.

         In order to approve the  InvestAmerica  Agreements under PROPOSAL 3 and
PROPOSAL 4, such  proposals must receive the favorable vote of a majority of the outstanding  shares of Common Stock entitled to vote at the 2005 Annual Meeting.
For purposes of these proposals, Section 2(a)(42) of the Investment Company Act, defines "a majority of the outstanding  shares" as (1) 67% or more of the voting securities  present  at such  meeting  if the  holders  of more  than 50% of the outstanding  voting  securities  of such company are present or  represented  by proxy;  or  (2)  50% of the  outstanding  voting  securities  of  such  company, whichever is less.

         Each  proxy  delivered  to  the  Corporation,  unless  the  shareholder otherwise specifies therein, will be voted:

          >>   FOR the election as Directors of the persons named under ELECTION
               OF DIRECTORS--NOMINEES--TO THEIR RESPECTIVE TERMS,

          >>   FOR the  amendment  to the  Corporation's  Amended  and  Restated
               Bylaws under CLASSIFICATION,

          >>   FOR  the  approval  of  the  InvestAmerica/MorAmerica   Agreement
               described under APPROVAL OF INVESTAMERICA/MORAMERICA AGREEMENT,

          >>   FOR the approval of the  InvestAmerica/MACC  Agreement  described under APPROVAL OF INVESTAMERICA/MACC AGREEMENT,

          >>   FOR the  authorization  to issue rights to acquire any authorized shares of Common Stock of the Corporation, and

          >>   FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors.

         In each case where the shareholder has appropriately  specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting,  a vote may be cast pursuant to the  accompanying

                                       4

proxy in accordance  with the judgment of the person or persons voting the same, but neither the Corporation's management nor the Board of Directors knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time  insofar  as it is then  not  exercised  by  giving  notice  of such revocation,  either personally at the meeting or in writing, to the Secretary of the  Corporation  or by the execution and delivery to the  Corporation  of a new proxy dated subsequent to the original proxy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors formerly served one-year terms. As contemplated in PROPOSAL 2, upon shareholder approval,  the Corporation's Bylaws will be revised to initiate the classified board structure by providing that the initial  term of each  newly-elected  Class I  Director  will be one  year,  the initial term of each newly-elected  Class II Director will be two years, and the initial  term of each  newly-elected  Class III  Director  will be three  years.
Thereafter,  each  Director  will serve  three-year  terms upon their  election.
Accordingly,  all Class I Director  nominees  will be elected at the 2005 Annual
Meeting to serve until the 2006 Annual  Meeting of  shareholders  or until their respective  successors  shall be elected  and  qualified,  all Class II Director nominees  will be elected  at the 2005  Annual  Meeting to serve  until the 2007
Annual Meeting of shareholders  or until their  respective  successors  shall be elected and  qualified,  and all Class III Director  nominees will be elected at the 2005 Annual Meeting to serve until the 2008 Annual  Meeting of  shareholders or until their respective successors shall be elected and qualified. If PROPOSAL
2,  Classification,  does not pass,  each person elected to the Board will serve for a one-year term which will expire at the 2006 Annual Meeting.

         The persons named in the accompanying form of proxy intend to vote such proxy  for  the  election  of the  nominees  named  below  as  Directors  of the
Corporation to serve until the  applicable  Annual  Meeting of  shareholders  or until  their  respective  successors  shall be  elected  and  qualified,  unless otherwise  properly  indicated  on  such  proxy.  If any  nominee  shall  become unavailable for any reason,  the persons named in the accompanying form of proxy are  expected  to  consult  with the Board of  Directors  in voting  the  shares represented  by them at the 2005 Annual  Meeting.  The Board of Directors has no
reason to doubt the availability of any of the nominees and no reason to believe that any of the  nominees  will be unable or  unwilling to serve the entire term for which election is sought.

         Although the Corporation's Amended and Restated Bylaws provide for nine directors,  seven  nominees  are proposed to be elected as directors at the 2005
Annual  Meeting.  Mr. Kent Madsen  resigned from the Board on May 24, 2005  and
Mr.  Robison  resigned on April 14, 2005.  The  Corporate  Governance/Nominating
Committee of the Corporation's Board of Directors determined,  in light of these
resignations,   that  selecting   appropriate   candidates  through  the  normal
procedures of the Corporation's  Governance/Nominating Committee in time for the
2005  Annual  Meeting is not  practical.  Under the  Corporation's  Amended  and
Restated Bylaws, the Corporation's  Board of Directors has the authority to fill the two vacancies if suitable candidates are identified prior to the 2006 Annual
Shareholders Meeting.

                                       5

         Proxies may not be voted for more than the seven Director  nominees set forth below.  To be elected a Director,  each nominee must receive the favorable vote of the holders of a  plurality  of the shares of Common  Stock  entitled to vote and  represented  at the 2005 Annual  Meeting.  The names of the  nominees, along with certain information concerning them, are set forth below.

         In the chart below,  "Interested  Directors" indicate those persons who are  "interested  persons,"  as that term is defined in Section  2(a)(19) of the
Investment  Company  Act,  of the  Corporation,  as  affiliated  persons  of the
Corporation. In contrast, "Independent Directors" are not "interested persons."

         Unless otherwise indicated,  the addresses for all director nominees is
101 Second Street SE, Suite 800, Cedar Rapids, Iowa 52401.

----------------------------------------------------------------------------------------------------------------------
                 Class I Nominees--One-year term ending in 2006
----------------------------------------------------------------------------------------------------------------------
                              Interested Directors
---------------- ------------- ------------ ------------------------------------------------ -------------------------
 Name, Address   Position(s)     Term of      Principal Occupation(s) During Past 5 Years      Other Directorships
    and Age       Held with    Office and                                                     Held by Director or
                     the        Length of                                                       Director Nominee
                 Corporation   Time Served
---------------- ------------- ------------ ------------------------------------------------ -------------------------
+ Benjamin       Director      Since        Mr.  Jiaravanon  has  served  as  President  of  • MorAmerica
Jiaravanon, 34                 February,    Strategic  Planning  Group of Charoen  Pokphand  Capital Corporation:
                               2004         Indonesia,  an agribusiness  conglomerate  with  Director
                                            sales in excess of $1.5  billion,  since  2002.
                                            From  1996  to  2002,  Mr.  Jiaravanon  was  an
                                            Associate  in the Direct  Investments  Group at
                                            Merrill Lynch.  He was  responsible for helping
                                            manage Merrill  Lynch's  capital in a portfolio
                                            of  companies   across  Asia  including  China,
                                            Malaysia,   Indonesia,  Korea,  and  Singapore.
                                            Mr.   Jiaravanon   received   his  Bachelor  of
                                            Science  degree in industrial  management  from
                                            Carnegie Mellon University.
---------------- ------------- ------------ ------------------------------------------------ -------------------------
+ To the  extent  that  Bridgewater  International  Group,  LLC  ("Bridgewater")  may be deemed to be in control of the
Corporation as a result of its beneficial  ownership of the  Corporation's  Common Stock, Mr.  Jiaravanon,  as the sole manager of Bridgewater,  may be an "interested person" of the Corporation,  as that term is defined in Section 2(a)(19)
of the Investment Company Act.
----------------------------------------------------------------------------------------------------------------------
                              Independent Directors
---------------- ------------- ------------ ------------------------------------------- ------------------------------
 Name, Address   Position(s)     Term of      Principal Occupation(s) During Past 5        Other   Directorships
                   Held with    Office and                     Years                       Held by Director or Director
                      the        Length of
   and age     Corporation   Time Served                                                    Nominee
---------------- ------------- ------------ ------------------------------------------- ------------------------------
Gordon J.        Director      Since 2000   Since  June of  2000,  Mr.  Roth  has been  • MorAmerica   Capital
Roth, 51                                    Chief Financial Officer and Executive Vice  Corporation: Director
                                            President of Roth Capital  Partners,  LLC,
                                            an independent   investment  banking  firm
                                            specializing   in   small-cap   companies,
                                            located in Newport Beach, California.
---------------- ------------- ------------ ------------------------------------------- ------------------------------

                                       6

---------------- ------------- ------------ ------------------------------------------- ------------------------------
                                            For   approximately  ten  years  prior  to
                                            joining  Roth Capital  Partners,  LLC, Mr.
                                            Roth was Chairman of Roth & Company, P.C.,
                                            a public  accounting  firm  located in Des
                                            Moines,  Iowa. Prior to that, Mr. Roth was
                                            a partner  at  Deloite & Touche,  a public
                                            accounting firm, in Des Moines.
----------------------------------------------------------------------------------------------------------------------
                 Class II Nominees--Two-year term ending in 2007
----------------------------------------------------------------------------------------------------------------------
                              Independent Directors
---------------- ------------- ------------ ------------------------------------------- ------------------------------
 Name, Address   Position(s)     Term of      Principal Occupation(s) During Past 5          Other Directorships
    and Age       Held with    Office and                     Years                         Held by Director or
                     the        Length of                                                     Director Nominee
                 Corporation   Time Served
---------------- ------------- ------------ ------------------------------------------- ------------------------------
Paul M. Bass,    Director      Since 1994   Mr.  Bass was  Chairman  of the  Boards of  • Keystone Consolidated
Jr., 70                                     Directors  of  the   Corporation   and  of  Industries: Director
                                            MorAmerica  from 1994 to April,  2004. Mr.  (Member of the Audit
                                            Bass has served as Vice  Chairman of First  Committee)
                                            Southwest Company,  a regional  investment  • Compx International Inc:
                                            banking  firm,  from 1988 to the  present.  Director (Chairman of the
                                            Mr.   Bass    specializes   in   corporate  Management Development
                                            finance,  investment management and public  and Compensation Committee,
                                            finance.   Mr.  Bass  holds  a  B.B.A.  in  Member of the Audit
                                            finance    from     Southern     Methodist  Committee)
                                            University.
---------------- ------------- ------------ ------------------------------------------- ------------------------------
Jasja            Director      Since        Ms.  Kotterman  joined  Avon  Products  as  • MorAmerica Capital
Kotterman, 35                  February,    Director   of  Business   Development   in  Corporation: Director
                               2004         February,  2004.  Prior to  joining  Avon,
                                            she   was   Vice   President,    Strategic
                                            Planning  and  Business   Development  for
                                            Primedia   Inc.,   a   diversified   media
                                            company,  from  2003-2004,   and  Managing
                                            Director  of Primedia  International,  the
                                            international    development   group   for
                                            Primedia,   from   2000-2003.   Prior   to
                                            joining   Primedia,   Ms.   Kotterman  was
                                            Director,     Finance     and     Business
                                            Development,   at   Smartcasual.com,    an
                                            internet    start-up     company,     from
                                            1999-2000.  Prior to this,  Ms.  Kotterman
                                            was  an  associate  with  Merrill  Lynch's
                                            Investment  Banking  Division from 1998 to
                                            1999, working on corporate finance and M&A
                                            transactions  for Latin American  clients.
                                            Ms. Kotterman  started her business career
                                            at Bain & Company,  a  strategy-consulting
                                            firm,   joining  its  London  office,  and
                                            subsequently  moving to its Spanish office
                                            in Madrid.  Ms.  Kotterman holds an M.B.A.
                                            from the  Wharton  School  and an M.A.  in
                                            International Studies from the
---------------- ------------- ------------ ------------------------------------------- ------------------------------

                                           7

---------------- ------------- ------------ ------------------------------------------- ------------------------------
                                            University of Pennsylvania.  Ms. Kotterman
                                            is a graduate of Cambridge  University  in
                                            England,  where she  received  an M.A.  in
                                            Genetics and an M.Phil.  in  International
                                            Development.
----------------------------------------------------------------------------------------------------------------------
               Class III Nominees--Three-year term ending in 2008
----------------------------------------------------------------------------------------------------------------------
                              Interested Directors
---------------- ------------- ------------ ------------------------------------------- ------------------------------
 Name, Address   Position(s)     Term of      Principal Occupation(s) During Past 5          Other Directorships
    and Age       Held with    Office and                     Years                         Held by Director or
                     the        Length of                                                     Director Nominee
                 Corporation   Time Served
---------------- ------------- ------------ ------------------------------------------- ------------------------------
+Goeffrey T.     Director      Director     Mr.   Woolley   is   currently   Executive  • MorAmerica Capital
Woolley, 46      and           since        Chairman of European Venture  Partners,  a  Corporation:  Chairman of the
                 Chairman of   2003,        company he  founded  in 1997 to  introduce  • Dominion Ventures, Inc.:
                 the Board     elected      "venture  leasing," an  asset-backed  debt  Founding Partner
                               Chairman     instrument  with equity  participation  to  • Polaris Ventures: advisor
                               April,       the European and Israeli markets. He holds  on Board
                               2004         an M.B.A.  from the University of Utah and  • Euclid SR Partners:
                                            a B.S. in Business Management with a Minor  advisor on Board
                                            in   Economics    from    Brigham    Young  • Von Braun & Schrieber
                                            University.                                 Private Equity: advisor on
                                                                                        Board
---------------- ------------- ------------ ------------------------------------------- ------------------------------
+ Mr. Woolley, as a former director of Atlas Management Partners,  LLC, the Company's former investment adviser, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act.
----------------------------------------------------------------------------------------------------------------------
                              Independent Directors
---------------- ------------- ------------ ------------------------------------------- ------------------------------
 Name, Address   Position(s)     Term of      Principal Occupation(s) During Past 5         Other Directorships
    and Age       Held with    Office and                     Years                        Held by Director or
                     the        Length of                                                    Director Nominee
                 Corporation   Time Served
---------------- ------------- ------------ ------------------------------------------- ------------------------------
Michael W.       Director      Since 1994   Mr.  Dunn  has  also  been a  Director  of  • Security Savings Bank of
Dunn, 55                                    MorAmerica  since 1994.  Mr. Dunn has been  Eagle Grove, Iowa: Vice
                                            C.E.O.   since  1980  and   President  and  • MorAmerica: Director
                                            President and Director Director since 1983  • Dunn  Investment  Co. (bank of  Farmers &  Merchants  Savings  Bank of  holding  company):
                                            Manchester, Iowa.                           President and C.E.O.
---------------- ------------- ------------ ------------------------------------------- ------------------------------
Martin Walton,   Director      Since        Mr.  Walton has served as  President of TD  • MorAmerica Capital
41                             February,    Options LLC in Chicago,  Illinois,  one of  Corporation: Director
                               2004         the largest  equity options market makers,
                                            and Global Head of Equity  Derivatives for
                                            TD Securities,  the Investment Bank arm of
                                            the Toronto-Dominion Bank since 2000. From
                                            1995 to 2000,  he  managed a $240  million
                                            hedge fund and later a $600  million  fund
                                            of hedge funds until joining TD Securities
                                            in 2000.  Mr.  Walton  began his career in
                                            capital  markets,   trading  for  Canadian
                                            Imperial  Bank  of  Commerce
---------------- ------------- ------------ ------------------------------------------- ------------------------------

                                           8

---------------- ------------- ------------ ------------------------------------------- ------------------------------
                                            (London and  Toronto)  later  becoming VP,
                                            Derivatives Trading, at Bank of America in
                                            London.  Mr. Walton  graduated with a B.A.
                                            degree  (Honours) from Brasenose  College,
                                            Oxford University in 1985.
---------------- ------------- ------------ ------------------------------------------- ------------------------------

Corporation Stock Ownership of Director Nominees

         The following table represents,  as of March 31, 2005, the dollar range value of equity securities  beneficially  owned (as that term is defined in Rule
16a-1(a)(2) of the Exchange Act) by each nominee for Director of the Corporation pursuant to this PROPOSAL 1. In the table, "Interested Directors" indicate those persons  who are  "interested  persons,"  as that  term is  defined  in  Section
2(a)(19) of the  Investment  Company  Act,  of the  Corporation,  as  affiliated persons  of the  Corporation.  In  contrast,  "Independent  Directors"  are  not
"interested persons."

                                                   DOLLAR RANGE                     AGGREGATE DOLLAR RANGE+
      NAME OF INDEPENDENT DIRECTOR              OF EQUITY SECURITIES           OF EQUITY SECURITIES IN ALL FUNDS IN
               NOMINEE                           IN THE CORPORATION                    CORPORATION COMPLEX
Paul M. Bass, Jr.                                $50,001 - $100,000                     $50,001 - $100,000
Michael W. Dunn                                  $50,001 - $100,000                     $50,001 - $100,000
Gordon J. Roth                                      $1 - $10,000                           $1 - $10,000
Martin C. Walton                                        None                                   None
Jasja Kotterman                                     $1 - $10,000                           $1 - $10,000

                                                    DOLLAR RANGE                     AGGREGATE DOLLAR RANGE+
      NAME OF INTERESTED DIRECTOR               OF EQUITY SECURITIES           OF EQUITY SECURITIES IN ALL FUNDS IN
                NOMINEE                          IN THE CORPORATION                    CORPORATION COMPLEX
Geoffrey T. Woolley++                              $10,001 - $50,000                     $10,001 - $50,000
Benjamin Jiaravanon                                 Over $100,000                         Over $100,000
------------------------------------

+ There are no other funds in the Corporation's complex.
++ Mr. Woolley is a party to a line of credit  agreement  with the  Corporation.
Under this  agreement,  amounts loaned by Mr. Woolley to the  Corporation may be converted,  at his option,  into shares of Common Stock of the Corporation.  The amount reported here does not include any shares of Common Stock which may be so acquired.

                                       9

Director Nominee Interests in Affiliates of the Corporation

         As reported in Schedule  13D filed by Atlas  Management  Partners,  LLC
("Atlas")  and others on May 3, 2005,  pursuant to an agreement  dated April 28,
2005 between Atlas, Bridgewater International Group, LLC, Kent I. Madsen, Robert
A. Madsen,  Todd J. Stevens,  Nick Efstratis,  Tim Bridgewater,  and Geoffrey T.
Woolley, Bridgewater International Group, LLC has purchased from Mr. Kent Madsen
(the Company's former director, President and Secretary), Mr. Robert Madsen, Mr.
Stevens (a former  director  of the  Company),  Mr.  Efstratis  (the former Vice
President  and Chief  Compliance  Officer of the  Company),  and Mr.  Woolley (a
director of the Company), all of such persons' interests in Atlas, the Company's and MorAmerica Capital Corporation's former investment adviser.

         THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT THE  SHAREHOLDERS
VOTE FOR THE  ELECTION AS  DIRECTORS  OF THE PERSONS  NAMED UNDER  "ELECTION  OF
DIRECTORS--NOMINEES--TO THEIR RESPECTIVE TERMS."

                                          10

                                   PROPOSAL 2
                                 CLASSIFICATION

         Under the Corporation's Amended and Restated Bylaws (the "Bylaws"), the
Corporation's  current Directors were elected to serve for one-year terms at the
2004 Annual Meeting.  The Board of Directors has since  determined that it would be in the  Corporation's  best interests to classify the Board of Directors such that three of the nine  Directors  are  elected  every year to serve  three-year terms.

         The Board is proposing the  Classification to enhance the continuity of the Corporation's Board leadership.  As only one-third of the Board of Directors is elected  each year  under the  Classification,  two-thirds  of the Board will always (absent events such as resignations) remain on the Board.  Classification will also permit the Board and its Corporate  Governance/Nominating Committee to
effectively  evaluate  individual  Board  members as terms  expire,  rather than evaluating the entire Board  membership  each year.  The Investment  Company Act requires  at  least  a  majority  of  the  Board  to  be  independent,  and  the
Classification will allow the Corporate  Governance/Nominating Committee greater ability to recruit and retain new directors who are  independent.  Additionally, the  Classification  can  serve to deter  hostile  takeovers  or proxy  contests respecting the composition of the Board of Directors.

         Some  observers  feel that board  classification  decreases  directors'
accountability  to the  shareholders  because  the  directors  do not  stand for re-election  every year.  Further,  some argue that  classification  leads to an entrenched  board which can hinder  management  changes.  One effect then of the
Classification is to make it harder for the Corporation's shareholders to change a majority of the Corporation's directors,  even when the only reason for such a change would be the performance of the present directors.

         One effect of this  PROPOSAL 2 would be to make it more  difficult  for the Corporation to accomplish certain transactions requiring a change of control and would hinder the ability of principal  stockholders to assume control of the
Corporation.   This  effect   would  make  it  more   difficult  to  change  the
Corporation's  management,  and could deter  transactions  which  otherwise  may maximize shareholder value.  Further, the effects of the Classification will not only affect the  Corporation  immediately  upon election of the directors  under
PROPOSAL 1, but will continue to affect the Corporation on a going-forward basis as the Classification will apply to all future Board elections,  and will not be triggered by any particular event, such as a hostile takeover.

         The Corporation's shareholders may now change the majority of directors in one annual meeting under the Bylaws' current director election system.  Under the  Classification,  the  Corporation's  shareholders  would  need  two  annual meetings to effect such a change.

         The Board  has not  recommended  the  Classification  in any  effort to counter a plan by any person to accumulate the Corporation's  stock or to obtain control of the Corporation via merger, tender offer,  solicitation in opposition to  management  or  otherwise.  Similarly,  the  Board has not  recommended  the
Classification as part of any plan to adopt a series of amendments to the Bylaws to thwart hostile takeover efforts,  although there is one existing provision of the

                                       11

Bylaws which can be viewed as an anti-takeover  measure:  the establishment of a maximum  of nine  directors.  The  Board  does not  anticipate  proposing  other anti-takeover  measures  in  the  future.  All  of the  Directors  approved  the
Classification  proposal at the Board's April 29, 2005  meeting.  In the Board's opinion,  the  Classification  should not cause the  NASDAQ  stock  exchange  to exercise  any right it may have to  de-list a stock  which  has  unusual  voting provisions that restrict shareholders' voting rights.

         Under the Delaware General Corporation Law, the Classification requires an amendment to the Bylaws.  Thus, upon approval by the shareholders of PROPOSAL
2, the Bylaws  shall be amended  through  adoption  of the  Second  Amended  and
Restated Bylaws,  to provide that Section 1 of Article II of the Bylaws shall be replaced in its entirety with the following:

                    Section 1.  Number  and Term of  Office.  The number of
         directors of the  Corporation to constitute the Board of Directors shall be nine (9).  Each  director  shall hold  office  until such director's successor has been elected and has qualified,  or until such director's death, retirement,  disqualification,  resignation or removal.  The Board of  Directors  shall be and is divided into three (3)  classes,  designated  Class I,  Class II and Class III.
         Class I directors  shall  consist of three (3) directors who shall hold office until the annual meeting of the  stockholders in 2006.
         Class II directors  shall consist of three (3) directors who shall hold  office  until the annual  meeting of  stockholders  in 2007.
         Class III directors shall consist of three (3) directors who shall hold office until the annual meeting of stockholders in 2008. Upon expiration  of the terms of the office of directors as  classified above, their successors shall be elected for the term of three (3)
         years  each.  Each  director  shall hold  office  until the annual meeting of the  stockholders for the year in which his or her term expires  and  until  his or her  successor  shall be  elected  and
         qualify,   subject,   however,   to  prior   death,   resignation,
         retirement, disqualification or removal from office.

The nominees for the three  classes of Directors  are as provided in PROPOSAL 1.
Pursuant  to Section 2 of  Article  II of the  Bylaws,  if a  Director's  office becomes  vacant,  a majority of the  remaining  Directors,  although less than a quorum,  may  elect a  successor  to  serve  for  the  remainder  of the  vacant directorship's term. Thus, if PROPOSAL 2 is approved at the 2005 Annual Meeting, a majority of the remaining Directors, even if less than a quorum, could elect a successor to serve for the entire remaining term--up to three  years--before the shareholders would re-elect a successor.

         THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT THE  SHAREHOLDERS
VOTE FOR THE AMENDMENT TO THE BYLAWS UNDER "CLASSIFICATION."

                                   PROPOSAL 3
                 APPROVAL OF INVESTAMERICA/MORAMERICA AGREEMENT

                                    12

Prior Atlas/MorAmerica Investment Advisory Agreement

         MorAmerica was previously a party to the Investment  Advisory Agreement between MorAmerica and Atlas Management  Partners,  LLC ("Atlas") dated March 1,
2004 (the  "Atlas/MorAmerica  Agreement").  The  Atlas/MorAmerica  Agreement was
approved  by the  Corporation's  shareholders  at the 2004  Annual  Shareholders
Meeting.  As  discussed  above,  as required by the SBA,  MorAmerica's  Board of
Directors,  on April 29, 2005, approved the termination of Atlas as MorAmerica's investment  adviser and  approved the terms of the Interim  Investment  Advisory
Agreement  between  MorAmerica  and  InvestAmerica,  dated  April 30,  2005 (the
"Interim MorAmerica Agreement").

         Under the Atlas/MorAmerica  Agreement, the advisory responsibilities of
Atlas and InvestAmerica were divided with respect to MorAmerica's  assets. Atlas managed all portfolio investments made by MorAmerica after the effective date of the  Atlas/MorAmerica  Agreement,  March 1, 2004  (the  "Effective  Date"),  and
InvestAmerica  managed all portfolio investments of MorAmerica made prior to the
Effective Date. For purposes of comparing the Atlas/MorAmerica Agreement and the
InvestAmerica/MorAmerica   Agreement,   the  following  are  the  remaining  key
provisions of the Atlas/MorAmerica Agreement:

         (1) Management Responsibilities: Atlas managed all assets of MorAmerica after  the  Effective  Date  and,  in  conjunction  with  InvestAmerica
         pursuant  to  the  Subadvisory   Agreement,   generally   provided  all
         facilities,  personnel,  and other means  necessary  for  MorAmerica to operate.  Except  to the  extent of  acquisitions  or  dispositions  of
         portfolio    securities   that,   in   accordance   with   MorAmerica's
         co-investment  guidelines  require specific board approval,  Atlas made
         decisions   regarding   all  new  and  follow-on   investments,   asset
         dispositions and other investment decisions.

          (2) Operating  Expenses:  Atlas generally was responsible for expenses relating to staff salaries,  office space and supplies, and MorAmerica was generally  responsible  for auditing  fees, all legal expenses and other expenses  associated  with being a public  company,  fees to the
          Directors,  and any and all  expenses  associated  with  property of a portfolio  company taken or received by MorAmerica or on its behalf as a result of its investment in any portfolio company.

          (3) Advisory  Fees:  MorAmerica  paid Atlas a management  fee equal to
          2.5%  of  the   Capital   Under   Management   (as   defined   in  the
          Atlas/MorAmerica  Agreement) on an annual basis,  but in no event more than  2.5%  per  annum  of the  Assets  Under  Management  or  7.5% of
          Regulatory  Capital  (as defined in the  Atlas/MorAmerica  Agreement).
          However,   during   fiscal   2003  and  a  portion  of  fiscal   2004,
          InvestAmerica,  as  MorAmerica's  investment  advisor  prior to Atlas, agreed to a voluntary,  temporary  reduction in  management  fees from
          January 1, 2003 through  February 29, 2004.  This temporary  agreement changed the  management  fee to be $68,750 per month not to exceed the
          calculation   specified  in  the  Atlas/MorAmerica   Agreement.   This
          voluntary,  temporary  reduction in management  fees was terminated on
          February  29,  2004.  In  addition,  the  Atlas/MorAmerica   Agreement
          provided that MorAmerica would pay Atlas

                                       13

          an incentive fee in an amount equal to 20.0% of the net capital gains, before taxes,  on  investments.  Net capital gains,  as defined in the
          Atlas/MorAmerica  Agreement,  were calculated as gross realized gains, minus the sum of capital  losses,  less any  unrealized  depreciation, including reversals of previously  recorded  unrealized  depreciation, recorded during the year, and net investment  losses,  if any. Capital losses  and  realized  capital  gains  were not  cumulative  under the incentive fee computation.  Payments for incentive fees resulting from noncash gains were deferred until the assets were sold.

          Total  management  fees (net of  management  fees waived)  amounted to
          $955,508 for the year ended September 30, 2004. Incentive fees were an expense in determining  net realized gain (loss) on investments in the consolidated statement of operations.  Incentive fees of $493,050 were earned for the year ended  September 30, 2004.  Total  incentive  fees paid  amounted to $497,517 in fiscal  2004.  Approximately  $18,353 of incentive  fees  related  to noncash  gains from prior  years is being
          deferred  as  described   above.  The  incentive  fees  were  paid  to
          InvestAmerica   in  connection  with  the  termination  of  its  prior
          agreement effective February 28, 2004.

          The  amount  of  the  incentive  fee  was  limited  in any  period  by applicable SBA Regulations with respect to the fee paid by MorAmerica, although  the  amount  which may not be paid in one  period  may be an incentive fee payable,  or may be in escrow payable,  and disbursed in later  periods.  In addition,  the amount of the incentive fee and all incentive  compensation,  in any Fiscal Year, may not exceed the limit prescribed by Section  205(b)(3)(A) of the Investment  Advisers Act of
          1940, as amended (the "Advisers Act").  This section provides that the total incentive fee will not exceed 20% of the realized  capital gains upon  the  funds  computed  net of all  realized  capital  losses  and unrealized capital depreciation.

          (4)  Termination  and Other Matters:  The  Atlas/MorAmerica  Agreement
          could be terminated by either party upon sixty days written notice.

         Under PROPOSAL 3, InvestAmerica  will continue its investment  advisory services to MorAmerica  pursuant to the Investment  Advisory  Agreement  between
InvestAmerica   and   MorAmerica    attached   hereto   as   Appendix   A   (the
"InvestAmerica/MorAmerica Agreement"), and the Interim MorAmerica Agreement will be terminated.

InvestAmerica/MorAmerica Agreement

         As described above under "RECENT DEVELOPMENTS - BACKGROUND OF PROPOSALS
3 & 4" the Board of Directors of  MorAmerica  Capital,  in response to the SBA's decisions,  has recently approved the reinstatement of InvestAmerica as the sole investment adviser to MorAmerica.

         Pursuant to the Board's actions on April 29, 2005, the Atlas Agreements were  terminated  and  MorAmerica  and  InvestAmerica  entered  into the Interim
MorAmerica  Agreement pursuant to Rule 15a-4 of the Investment Company Act. Upon shareholder  approval  at  the  2005  Annual  Meeting,  the  Interim  MorAmerica
Agreement will be terminated.  The Corporation  proposes that

                                       14

MorAmerica enter into the InvestAmerica/MorAmerica Agreement with InvestAmerica, whose address is 101 Second Street S.E.,  Suite 800, Cedar Rapids IA 52401.  The
InvestAmerica/MorAmerica Agreement was approved on April 29, 2005 by the vote of a majority of the members of the Board of  Directors of  MorAmerica  who are not
parties to the transaction or "interested persons" within the meaning of Section
2(a)(19) of the  Investment  Company Act, cast in person at a meeting called for the  purpose  of  voting  on  such  approval,  subject  to the  approval  of the shareholders of the Corporation at the 2005 Annual Meeting.  Because  MorAmerica
is licensed as a small  business  investment  company  ("SBIC"),  applicable SBA
Regulations  require  the  approval  of the SBA of the  InvestAmerica/MorAmerica
Agreement, which approval has been granted by the SBA.

         Under InvestAmerica/MorAmerica Agreement, InvestAmerica will manage all portfolio  company  investments  made  by  MorAmerica.  The  following  are  the remaining key provisions of the  InvestAmerica/MorAmerica  Agreement,  which are substantially  the same as the  provisions of the Interim  MorAmerica  Agreement
(excepting those provisions  relating to the term, as discussed above in "RECENT
DEVELOPMENTS - BACKGROUND OF PROPOSALS 3 & 4"):

         (1) Management  Responsibilities:  InvestAmerica will manage all assets of MorAmerica  and generally  provide all  facilities,  personnel,  and other means  necessary for MorAmerica to operate.  Except to the extent of  acquisitions  or  dispositions  of portfolio  securities  that,  in accordance with MorAmerica's  co-investment guidelines require specific
         board  approval,   InvestAmerica   will  make  all  new  and  follow-on
         investments and all asset  dispositions and other investment  decisions in InvestAmerica's discretion.

         (2) Operating Expenses: InvestAmerica generally will be responsible for expenses  relating to staff  salaries,  office space and supplies,  and
         MorAmerica  will  generally  responsible  for auditing  fees, all legal expenses and other  expenses  associated  with being a public  company, fees  to the  Directors,  and  any and  all  expenses  associated  with property of a portfolio  company  taken or received by MorAmerica or on its behalf as a result of its investment in any portfolio company.

         (3)  Advisory  Fees:  MorAmerica  will pay  InvestAmerica,  monthly  in arrears,  a management fee equal to the lesser of 1.5% per annum of the
         (i) Combined  Capital (as defined  under the SBA  Regulations)  or (ii)
         Assets  Under  Management  (as defined in the  InvestAmerica/MorAmerica
         Agreement. In addition, the InvestAmerica/MorAmerica Agreement provides that  MorAmerica will pay  InvestAmerica  an incentive fee in an amount equal to 13.4% of the net  capital  gains,  before  taxes.  Net capital gains,  as  defined  in  the  InvestAmerica/MorAmerica  Agreement,  are calculated as gross realized  gains,  minus the sum of capital  losses, less any  unrealized  depreciation,  including  reversals of previously recorded  unrealized  depreciation,  recorded  during the year, and net investment  losses,  if any.  Capital losses and realized capital gains are not cumulative  under the incentive fee  computation.  Payments for incentive  fees  resulting  from noncash  gains are deferred  until the assets are sold.

                                       15

         The amount of the  incentive fee is limited in any period by applicable
         SBA  Regulations  with respect to the fee paid by MorAmerica,  although the amount which may not be paid in one period may be an incentive  fee payable,  or may be in escrow payable,  and disbursed in later periods.
         In  addition,  the  amount  of the  incentive  fee  and  all  incentive compensation,  in any Fiscal Year, may not exceed the limit  prescribed by Section 205(b)(3)(A) of the Advisers Act. This section provides that the total  incentive  fee will not exceed 20% of the  realized  capital gains upon the funds  computed net of all realized  capital  losses and unrealized capital depreciation.

         Finally,  pursuant to the SBA's direction,  MorAmerica may not pay, and
         InvestAmerica  may not receive,  any incentive fee payments  unless and until:  (i) all of  MorAmerica's  indebtedness  to the  SBA,  including principal, interest and/or fees, is repaid, and (ii) all funds are paid into the  escrow  relating  to the  arbitration  settlement  reached by
         MorAmerica and other parties (and most recently  discussed in the press release  issued by the  Company on January  7,  2005) for  purposes  of securing  MorAmerica's  (and  that of  certain  other  parties  to such arbitration)  obligations to the SBA in light of such  settlement.  Any incentive  fees  earned  but  not  paid  to  InvestAmerica  due  to the foregoing will be accrued.

         (4) Term,  Termination and Other Matters: The  InvestAmerica/MorAmerica
         Agreement  has a  term  of  two  years,  unless  sooner  terminated  as
         described    below.    After   the   initial    two-year    term,   the
         InvestAmerica/MorAmerica  Agreement  will continue in effect so long as such  continuance  is  specifically  approved at least  annually by the
         Board of Directors of MorAmerica, including a majority of its Directors who are not interested persons of InvestAmerica,  or by the vote of the holders of a majority, as defined in the Investment Company Act, of the
         outstanding   shares  of   MorAmerica.   The   InvestAmerica/MorAmerica
         Agreement  may be terminated  by the  Corporation  or MorAmerica at any time,  without  payment of any penalty,  on 60 days' written  notice to
         InvestAmerica  if the decision to terminate  has been made by the Board of Directors of MorAmerica or by the vote of a majority,  as defined in the  Investment  Company  Act,  of the  holders  of a  majority  of the outstanding shares of the Corporation or MorAmerica.

         InvestAmerica may also terminate the InvestAmerica/MorAmerica Agreement on  60  days'  written  notice  to  MorAmerica  provided  that  another investment  advisory  agreement with a suitable  investment adviser has been  approved by the vote of the holders of a majority,  as defined in
         the  Investment   Company  Act,  of  the  outstanding   shares  of  the
         Corporation  and by the Board of Directors of  MorAmerica,  including a majority  of  Directors  who  are not  parties  to  such  agreement  or interested persons of any such party.

         The terms of the  InvestAmerica/MorAmerica  Agreement  differ  from the
Atlas/MorAmerica  Agreement.  Instead of a  management  fee equal to 2.5% of the
Capital Under  Management (as defined in the  Atlas/MorAmerica  Agreement) on an annual basis, but not more than 2.5% per annum of the Assets Under Management or
7.5% of  Regulatory  Capital  (as  defined in the  Atlas/MorAmerica  Agreement),
MorAmerica  will pay  InvestAmerica a

                                       16

management fee equal to the lesser of 1.5% per annum of the (i) Combined Capital
(as defined  under the SBA  Regulations)  or (ii) Assets  Under  Management  (as
defined in the InvestAmerica/MorAmerica Agreement). The incentive fee payable to
InvestAmerica  would  be  13.4%,  as  opposed  to 20% paid to  Atlas  under  the
Atlas/MorAmerica  Agreement,  of  the  Net  Capital  Gains  (as  defined  in the
InvestAmerica/MorAmerica  Agreement), before taxes, on portfolio investments and from the disposition of other assets or property  managed by  InvestAmerica.  As noted above,  management  and incentive  fees of $1,453,025  were paid in fiscal
year   2004,   under  a   previous   agreement   with   InvestAmerica   and  the
Atlas/MorAmerica Agreement. If the Atlas/MorAmerica Agreement had been in effect for the full year 2004 (and without  giving effect to the  voluntary  management fee  reduction  of  InvestAmerica  as the prior  advisor and the  incentive  fee payment to InvestAmerica in connection with termination of the prior agreement),
Atlas would have earned  $1,042,600.53  in management  fees and no incentive fee for fiscal year 2004. Under the terms of the InvestAmerica/MorAmerica Agreement, if that  agreement had been in effect for the full year 2004 (and without giving effect to the prior voluntary  management fee reduction of  InvestAmerica as the prior advisor and the incentive fee payment in connection  with  termination  of the prior agreement),  Atlas would have earned $625,560.33 in management fees in fiscal  year  2004,  or 60% of the fees  paid to Atlas  under  the  terms of the
Atlas/MorAmerica  Agreement.   Additionally,  the  SBA  has  directed  that  the
incentive fees, although they may be earned by InvestAmerica, may not be paid to
InvestAmerica  until  those  obligations  owed  by  MorAmerica  to the  SBA  are satisfied in full. The proposed  InvestAmerica/MorAmerica  Agreement is attached hereto as Appendix A.

Material  Factors  Considered by the Boards of Directors of the  Corporation and
MorAmerica in Selecting InvestAmerica and Approving the InvestAmerica/MorAmerica
Agreement  and the  InvestAmerica/MACC  Agreement,  and Fees  Payable  under the
InvestAmerica/MorAmerica Agreement and the InvestAmerica/MACC Agreement.

         The  decision  by  the  Boards  of  Directors  of  MorAmerica  and  the
Corporation  (the "Boards") to retain  InvestAmerica  as the primary  investment advisor to MorAmerica  and the  Corporation  was primarily  motivated by several factors,  some of which  were not within the  control of the  Boards.  From 1995 through  2004,  MorAmerica  pursued a strategy of increasing  shareholder  value through  increasing the amount of  MorAmerica's  funds  available for investment with the  proceeds  from the  issuance of  SBA-guaranteed  debentures,  with the intention of reinvesting  the proceeds from those  portfolio  investments as the investments were liquidated. MorAmerica's strategy of using leverage to fund its growth magnified the effects of losses within the MorAmerica  portfolio realized over the past few years, resulting in considerable declines in the Corporation's net asset value, and recently,  MorAmerica's  capital  impairment  exceeding the levels permitted under applicable SBA Regulations.

         In  December  2004,  the SBA's  determination  not to approve  Atlas as investment advisor to MorAmerica required MorAmerica to terminate its investment advisory  relationship with Atlas. The SBA also required that InvestAmerica,  as the previously approved investment advisor, should be promptly reinstated as the sole  investment  advisor  of  MorAmerica.  At about the same  time,  MorAmerica settled an arbitration  claim which required the SBA's approval.  As a condition to its  approval,  the SBA required  MorAmerica  (as well as several other SBICs that

                                       17

were parties to the arbitration and settlement) to indemnify the SBA against any losses  the SBA may  incur,  up to $7.5  million,  relating  to the  outstanding
SBA-guaranteed  debentures  issued by the SBICs.  The occurrence of these events caused MorAmerica's Board to consider the financial terms for the re-appointment of  InvestAmerica as successor  investment  advisor within the larger context of the long-term  strategy of MorAmerica.  Additionally,  because the Corporation's assets  are  minimal  and most of its  assets  are in  MorAmerica,  MorAmerica's
Board's  decisions  respecting  InvestAmerica  are  equally  applicable  to  the
Corporation's Board's decision to retain InvestAmerica.

         Although  the Boards  intend to continue to  consider  other  long-term
strategies  to  maximize   shareholder   value,   the  Boards   determined  that
MorAmerica's  immediate  plan to  preserve  its  value  for the  benefit  of the
Corporation and its stockholders  should be to reduce the two largest components of its operating expenses:  interest on SBA-guaranteed debentures and management fees. In furtherance of these goals, MorAmerica would need to:

          o    limit the  amount  of new and  follow-on  investments  MorAmerica makes for the foreseeable future;

          o    use available cash to reduce its borrowings and to fund an escrow to pay (if necessary)  MorAmerica's  contingent obligation to the
               SBA under the settlement agreement described above;

          o    negotiate an  investment  advisory  agreement  that  provides for lower  monthly  management  fees and  lower  incentive  fees than
               MorAmerica had been paying to Atlas; and

          o    negotiate  an  investment  advisory  agreement  that  effectively subordinates MorAmerica's obligation to pay incentive fees to the investment  advisor until  MorAmerica has fully repaid all of its
               outstanding   SBA-guaranteed  debentures  and  fully  funded  the
               escrow.

         The Boards  determined that  InvestAmerica  was best suited to serve as
investment   advisor  to   MorAmerica   and  to  the   Corporation   during  its
implementation of this strategy based on several factors.  First,  InvestAmerica was more familiar  with the Company's  existing  investment  portfolio  than any other firm because  InvestAmerica has been investment  advisor (or a subadvisor)
to the Company  since 1995.  Second,  InvestAmerica  agreed to  financial  terms consistent with MorAmerica's strategy, which the Boards believe are considerably less  favorable to the investment  advisor than customary  market terms for this type of service. Third, SBA approved InvestAmerica's reinstatement as investment advisor  to  MorAmerica,  both  because  of  MorAmerica's  prior  experience  as
MorAmerica's historic manager and the reduced and subordinated fee structure.

         Under the  regulations of the Securities and Exchange  Commission  (the
"SEC"), the Corporation is required to disclose whether the Boards, in selecting
InvestAmerica  as the investment  advisor to MorAmerica and to the  Corporation, and in approving the advisory  fees

                                       18

payable under the InvestAmerica/MorAmerica  Agreement and the InvestAmerica/MACC
Agreement and the other terms of the new agreements:

          o    compared  the  services to be provided  by  InvestAmerica  to the services available from other advisors;

          o    evaluated  the  performance  of  InvestAmerica  on a  comparative basis;

          o    accounted for the costs to  InvestAmerica to provide the services contemplated;

          o    accounted for the profits to be realized by  InvestAmerica in its service as adviser;

          o    evaluated  the effects,  if any, of the  economies of scale which could be achieved if  MorAmerica  or the  Corporation  achieved a certain rate of growth;

          o    compared   the  fees  payable  to   InvestAmerica   to  the  fees
               InvestAmerica charges other types of funds (if any); and

          o    accounted for any benefits  InvestAmerica  could receive  through its service as  adviser,  such as  brokerage-related  soft-dollar arrangements.

The basis for the  Boards'  selection  of  InvestAmerica  and in  approving  the advisory fees and other terms under the  InvestAmerica/MorAmerica  Agreement and the InvestAmerica/MACC  Agreement were as set forth above.  Accordingly,  to the extent  that  any  of  the  factors  required  to be  disclosed  under  the  SEC regulations  involve additional or different  considerations,  they did not form the basis of the Boards' decisions.

Information Regarding InvestAmerica:

         The  following  sets  forth the name and  principal  occupation  of the principal executive officers and each director of InvestAmerica:

         Mr.  Robert  Comey,  the  Chief  Financial   Officer,   Executive  Vice
President,  Treasurer,  Assistant Secretary and Chief Compliance Officer of both the  Corporation and  MorAmerica,  is the Executive Vice  President,  Treasurer,
Assistant Secretary and a Director of InvestAmerica.  Mr. Kevin Mullane,  Senior
Vice  President  of both the  Corporation  and  MorAmerica,  is the Senior  Vice
President,  Assistant  Secretary  and a Director  of  InvestAmerica.  Mr.  David
Schroder, President and Secretary of both the Corporation and MorAmerica, is the
President,  Secretary and a Director of InvestAmerica.  Mr. Michael  Reynoldson,
Vice President of both the Corporation and MorAmerica,  is the Vice President of
InvestAmerica.  The address for Messrs. Comey, Mullane,  Schroder and Reynoldson is 101 Second  Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  Each of Messrs.
Schroder, Comey and Mullane own 10% or more of InvestAmerica's stock.

                                       19

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE INVESTAMERICA/MORAMERICA AGREEMENT.

                                   PROPOSAL 4
                    APPROVAL OF INVESTAMERICA/MACC AGREEMENT

Prior Atlas/MACC Investment Advisory Agreement

         The  Corporation  was  previously  a party to the  Investment  Advisory
Agreement between the Corporation and Atlas Management  Partners,  LLC ("Atlas")
dated March 1, 2004 (the "Atlas/MACC  Agreement").  The Atlas/MACC Agreement was
approved  by the  Corporation's  shareholders  at the 2004  Annual  Shareholders
Meeting.  As discussed  above,  at the  direction of the SBA, the  Corporation's
Board of Directors,  on April 29, 2005, approved the resignation of Atlas as the
Corporation's   investment  adviser  and  approved  the  terms  of  the  Interim
Investment  Advisory Agreement between the Corporation and InvestAmerica,  dated
April 30, 2005 (the "Interim MACC Agreement").

         Under the Atlas/MACC Agreement, the advisory  responsibilities of Atlas and InvestAmerica were divided with respect to the Corporation's  assets.  Atlas managed all portfolio  company  investments  made by the  Corporation  after the effective  date of the  Atlas/  MACC  Agreement,  March 1, 2004 (the  "Effective
Date"),  and  InvestAmerica  managed all portfolio  company  investments  of the
Corporation  made prior to the Effective  Date.  The following are the remaining key provisions of the Atlas/MACC Agreement:

         (1)  Management  Responsibilities:  Atlas  managed  all  assets  of the
         Corporation   after  the  Effective  Date  and,  in  conjunction   with
         InvestAmerica pursuant to the Subadvisory Agreement, generally provided
         all   facilities,   personnel,   and  other  means  necessary  for  the
         Corporation  to  operate.  Except  to the  extent  of  acquisitions  or dispositions  of portfolio  securities  that,  in  accordance  with the
         Corporation's co-investment guidelines require specific board approval,
         Atlas made decisions regarding all new and follow-on investments, asset dispositions and other investment decisions.

         (2) Operating  Expenses:  Atlas  generally was responsible for expenses relating  to  staff  salaries,  office  space  and  supplies,  and  the
         Corporation  was generally  responsible  for auditing  fees,  all legal expenses and other  expenses  associated  with being a public  company, fees  to the  Directors,  and  any and  all  expenses  associated  with property of a portfolio company taken or received by the Corporation or on its behalf as a result of its investment in any portfolio company.

         (3) Advisory Fees: The Corporation paid Atlas a management fee equal to
         2.5% of the Capital  Under  Management  (as  defined in the  Atlas/MACC
         Agreement) on an annual basis, but in no event more than 2.5% per annum of the  Assets  Under  Management  or 7.5% of  Regulatory  Capital  (as
         defined in the  Atlas/MACC  Agreement).  In  addition,  the  Atlas/MACC
         Agreement  provided that the  Corporation  would pay Atlas an incentive fee

                                       20

         in an amount equal to 20.0% of the net capital gains, before taxes, on
         investments.   Net  capital  gains,   as  defined  in  the  Atlas/MACC
         Agreement,  were calculated as gross realized gains,  minus the sum of capital losses, less any unrealized depreciation,  including reversals of previously  recorded unrealized  depreciation,  recorded during the year, and net investment  losses.  Capital losses and realized capital gains  were  not  cumulative  under  the  incentive  fee  computation.
         Payments for incentive fees resulting from noncash gains were deferred until the assets were sold.

         Total  management  fees amounted to $2,892 for the year ended September
         30, 2004, and there were no incentive fees paid in fiscal year 2004.

         The amount of the incentive fee and all incentive compensation,  in any
         Fiscal  Year,   may  not  exceed  the  limit   prescribed   by  Section
         205(b)(3)(A) of the Advisers Act. This section  provides that the total incentive  fee will not exceed 20% of the realized  capital  gains upon the funds  computed net of all realized  capital  losses and unrealized capital depreciation.

         (4)  Termination and Other Matters:  The Atlas/MACC  Agreement could be terminated by either party upon sixty days written notice.

         Under PROPOSAL 4, InvestAmerica  will continue its investment  advisory services  to the  Corporation  pursuant  to the  Investment  Advisory  Agreement between  InvestAmerica  and the  Corporation  attached hereto as Appendix B (the
"InvestAmerica/MACC   Agreement"),  and  the  Interim  MACC  Agreement  will  be terminated.

InvestAmerica/MACC Agreement

         As described above under "RECENT DEVELOPMENTS - BACKGROUND OF PROPOSALS
3 & 4" the Board of  Directors  of the  Corporation,  in  response  to the SBA's decisions,  have recently  approved the  reinstatement  of  InvestAmerica as the investment adviser to the Corporation.

         Pursuant to the Board's actions on April 29, 2005, the Atlas Agreements were terminated and the Corporation and  InvestAmerica  entered into the Interim
MACC  Agreement  pursuant  to Rule 15a-4 of the  Investment  Company  Act.  Upon
shareholder approval at the 2005 Annual Meeting, the Interim MACC Agreement will
be  terminated.   The  Corporation's   Board  of  Directors  proposes  that  the
Corporation  enter into the  InvestAmerica/MACC  Agreement  with  InvestAmerica, whose address is 101 Second Street S.E.,  Suite 800, Cedar Rapids IA 52401.  The
InvestAmerica/MACC  Agreement  was  approved  on April 29, 2005 by the vote of a majority of the members of the Board of Directors of the Corporation who are not
parties to the transaction or "interested persons" within the meaning of Section
2(a)(19) of the  Investment  Company Act, cast in person at a meeting called for the  purpose  of  voting  on  such  approval,  subject  to the  approval  of the shareholders of the Corporation at the 2005 Annual Meeting.

         Under the InvestAmerica/MACC  Agreement,  InvestAmerica will manage all portfolio  company  investments made by the  Corporation.  The following are the remaining  key  provisions
                                       21

of the  InvestAmerica/MACC  Agreement,  which are identical to the provisions of the Interim MACC Agreement  (excepting those provisions relating to the term, as discussed above in "RECENT DEVELOPMENTS - BACKGROUND OF PROPOSALS 3 & 4"):

         (1) Management  Responsibilities:  InvestAmerica will manage all assets of the Corporation and generally provide all facilities, personnel, and other means  necessary for the  Corporation  to operate.  Except to the extent of acquisitions or dispositions of portfolio securities that, in accordance  with the  Corporation's  co-investment  guidelines  require specific board approval,  InvestAmerica will make all new and follow-on investments and all asset  dispositions and other investment  decisions in InvestAmerica's discretion.

         (2) Operating Expenses: InvestAmerica generally will be responsible for expenses relating to staff salaries, office space and supplies, and the
         Corporation  will  generally  responsible  for auditing fees, all legal expenses and other  expenses  associated  with being a public  company, fees  to the  Directors,  and  any and  all  expenses  associated  with property of a portfolio company taken or received by the Corporation or on its behalf as a result of its investment in any portfolio company.

         (3) Advisory Fees: The Corporation will pay  InvestAmerica a management fee equal to 1.5% per annum of the Assets Under  Management (as defined
         in   the    InvestAmerica/MACC    Agreement).    In    addition,    the
         InvestAmerica/MACC  Agreement  provides that the  Corporation  will pay
         InvestAmerica  an incentive  fee in an amount equal to 13.4% of the net capital gains,  before taxes,  on  investments.  Net capital gains,  as defined in the  InvestAmerica/MACC  Agreement,  are calculated as gross realized gains,  minus the sum of capital  losses,  less any unrealized depreciation,  including  reversals of previously  recorded  unrealized depreciation,  recorded  during the year,  and net  investment  losses.
         Capital losses and realized  capital gains are not cumulative under the incentive fee  computation.  Payments for incentive fees resulting from noncash gains are deferred until the assets are sold.

         The amount of the incentive fee and all incentive compensation,  in any
         Fiscal  Year,   may  not  exceed  the  limit   prescribed   by  Section
         205(b)(3)(A) of the Advisers Act. This section  provides that the total incentive  fee will not exceed 20% of the realized  capital  gains upon the funds  computed net of all realized  capital  losses and unrealized capital depreciation.

         (4)  Term,   Termination  and  Other  Matters:  The  InvestAmerica/MACC
         Agreement  has a  term  of  two  years,  unless  sooner  terminated  as
         described    below.    After   the   initial    two-year    term,   the
         InvestAmerica/MACC  Agreement  will  continue in effect so long as such continuance is specifically  approved at least annually by the Board of
         Directors of the Corporation, including a majority of its Directors who are not  interested  persons  of  InvestAmerica,  or by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Corporation. The InvestAmerica/MACC Agreement may be terminated by the  Corporation at any time,  without  payment of any
                                       22

         penalty,  on 60 days' written notice to  InvestAmerica if the decision to  terminate  has  been  made  by  the  Board  of  Directors  of  the
         Corporation or by the vote of a majority, as defined in the Investment
         Company Act, of the holders of a majority of the outstanding shares of the Corporation.

         InvestAmerica may also terminate the InvestAmerica/MACC Agreement on 60
         days'  written  notice  to  the   Corporation   provided  that  another
         investment  advisory  agreement with a suitable  investment adviser has been  approved by the vote of the holders of a majority,  as defined in
         the  Investment   Company  Act,  of  the  outstanding   shares  of  the
         Corporation and by the Board of Directors of the Corporation, including a  majority  of  Directors  who are not  parties to such  agreement  or interested persons of any such party.

         The terms of the  InvestAmerica/MACC  Agreement are different  from the
Atlas/MACC  Agreement.  The Corporation will pay  InvestAmerica a management fee equal to 1.5% (as compared with 2.5% payable under the Atlas/MACC  Agreement) of the Capital Under Management (as defined in the InvestAmerica/MACC Agreement) on an annual  basis,  but in no event more than 1.5% per annum of the Assets  Under
Management (as defined in the InvestAmerica/MACC  Agreement).  The incentive fee payable to InvestAmerica  would be 13.4%, as compared to the 20.0% paid to Atlas under the  Atlas/MACC  Agreement,  of the Net  Capital  Gains (as defined in the
InvestAmerica/MACC  Agreement),  before taxes, on portfolio investments and from the disposition of other assets or property managed by  InvestAmerica.  As noted
above,  management  and incentive  fees of $2,892 were paid in fiscal year 2004.
Under the terms of the  InvestAmerica/MACC  Agreement,  Atlas  would have earned
$1,735.30 in management  fees in fiscal year 2004, or 60% of what Atlas was paid pursuant  to  the  Atlas/MACC  Agreement  in  fiscal  year  2004.  The  proposed
InvestAmerica/MACC Agreement is attached hereto as Appendix B.

         Please see  discussion of the Board's  selection of  InvestAmerica  and approval of advisory fees payable under the  InvestAmerica/MACC  Agreement under
PROPOSAL 3--APPROVAL OF INVESTAMERICA/MORAMERICA AGREEMENT.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE INVESTAMERICA/MACC AGREEMENT.

                                   PROPOSAL 5
                          AUTHORITY FOR RIGHTS OFFERING

Introduction

         The  Corporation's  Board of  Directors  is  evaluating  means to raise additional equity capital for the Corporation.  The  Corporation's  shareholders approved a rights  offering  at the 2004  Annual  Shareholders  Meeting  and the
Corporation  subsequently filed the required registration  statement to effect a rights  offering,  but the  Corporation's  Board  determined  not to pursue that rights  offering in fiscal year 2005 in light of the  litigation  and regulatory issues

                                       23

facing the Company in the last year, as previously disclosed. Going forward, the
Corporation's Board may decide, with shareholder approval of this PROPOSAL 5, to again pursue a rights offering as described below.

Rights Offering

         The Corporation has elected treatment as a business development company
("BDC") under the Investment  Company Act. As such, the Corporation is permitted to issue shares of its Common Stock in connection  with a rights  offering under
Section  18(d)  of the  Investment  Company  Act.  In a  rights  offering,  each shareholder  receives  the right to  purchase a specified  number of  additional shares of the  Corporation's  Common  Stock,  pro-rata,  based on the  number of shares  held as of a  specified  record  date.  Also,  rights  offerings  may be non-transferable  (in which case the rights may only be  exercised  by  existing holders) or transferable (in which case rights not exercised by existing holders may be separately transferred).

         Under rules of the NASDAQ Stock Market,  Inc.  ("NASDAQ"),  shareholder approval  is  required  for  rights  offerings  that are deemed to be other than
"public  offerings"  and  which  involve  the  sale  of  more  than  20%  of the outstanding shares at a price less than the greater of net asset value or market value.  Thus, if shareholders  approve this PROPOSAL 5, the Corporation  will be authorized  to  conduct  one or more  rights  offerings  for  which  shareholder approval is required under NASDAQ rules.

         However,  no  shareholder  approval is required under NASDAQ rules with respect to rights  that are either  (i)  deemed to be public  offerings  or (ii)
involve the sale of less than 20% of the outstanding shares of the Corporation's
Common  Stock.  Thus,  if the  shareholders  do not approve this PROPOSAL 5, the
Corporation may  nonetheless  effect a rights  offering,  so long as such rights offering does not require shareholder approval under NASDAQ rules.

         Shareholders  should consider that if they do not exercise their rights under a rights offering, at the completion of any such rights offering they will own a smaller  proportional  interest in the Corporation than they would if they had exercised.  In addition,  because the subscription price per share of Common
Stock  will be less  than  the net  asset  value  per  share,  shareholders  may experience an immediate dilution,  which could be significant,  of the aggregate net asset value of their  shares.  This dilution may  disproportionately  affect those  shareholders  who do not exercise their rights in full.  The  Corporation cannot state  precisely the extent of any such dilution at this time because the
Board of Directors has not  considered  any specific  transactions  and does not know what the net asset  value per share will be,  what the  subscription  price will be or what  proportion  of any  rights  will be  exercised  at the time any rights offerings are effected in the future.

         Shares  of  the  Corporation's  stock  have  historically  traded  at a substantial  discount  to net asset  value.  At March 31,  2005,  the end of the second  quarter of Fiscal Year 2005,  the closing  market bid price per share of the  Corporation's  Common Stock was $2.55, or 52.91% of the net asset value per share at that date of $4.82.  Accordingly,  it is likely that in order to induce existing  shareholders  or others to  exercise  rights to purchase  shares,  the exercise  price of the

                                       24

rights must be less than net asset value and/or market value. In addition, given the number of shares  outstanding and market  capitalization of the Corporation, in order to raise a material  amount of money,  issuing a substantial  number of rights may be appropriate.

         Accordingly,   the  Board  of  Directors   requests   approval  of  the
shareholders  to conduct  one or more  rights  offerings  for which  shareholder approval is required under NASDAQ rules,  on such terms and conditions as may be determined by the Board of Directors,  for up to the total number of outstanding but unissued shares.

         At  this  date,  2,329,255  shares  are  issued  and  outstanding,  and
10,000,000  shares are currently  authorized.  If the shareholders  approve this
PROPOSAL  5,  the  Board of  Directors  will be  authorized  to  conduct  rights offerings  for up to a  maximum  of  7,670,745  shares  based on the  number  of currently authorized and unissued shares.

         Any transaction  will be undertaken only with the approval of the Board of Directors on the basis that any such  transaction  is in the best interest of the Corporation  and its  shareholders.  Further,  because the terms of any such offering  are not known at this  time,  the terms of such an  offering,  and the securities  issued  thereunder,  such as the price,  voting  rights and maturity dates would be determined by the Corporation's Board of Directors.

         If the Corporation issues additional securities as contemplated in this
PROPOSAL 5, those securities would be listed on the NASDAQ.

Information Incorporated by Reference from Annual Report

         With respect to PROPOSAL 5, the Corporation's  financial statements and related  financial  information  required  by Item  13(a)  of  Schedule  14A are incorporated  hereby by this  reference to the  Corporation's  Annual  Report to
Shareholders  for its fiscal year ended  September  30, 2004.  The Annual Report accompanies  this  proxy  statement,  but is not  deemed  a  part  of the  proxy soliciting  material,  except to the  extent  that  portions  thereof  have been incorporated herein pursuant to the preceding sentence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
AUTHRORIZING THE CORPORATION TO ISSUE RIGHTS TO ACQUIRE ANY AUTHORIZED SHARES OF
COMMON STOCK OF THE CORPORATION.

                                   PROPOSAL 6
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended  by the Audit  Committee of the  Corporation's  Board of
Directors,  on December 10,  2004,  a majority of those  members of the Board of
Directors of the Corporation who are not "interested persons" of the Corporation
(as defined in Section 2(a)(19) of the Investment Company Act) voted in favor of the appointment of KPMG LLP to serve as the Corporation's  independent  auditors for the fiscal year ending September 30, 2005.

                                       25

         The  appointment  of KPMG LLP as  independent  auditors  is  subject to ratification by the  shareholders.  If the shareholders  ratify the selection of
KPMG LLP as the  Corporation's  auditors,  they will also  serve as  independent auditors for all subsidiaries of the Corporation.  A representative  of KPMG LLP is expected to be present at the 2005 Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending  September 30, 2005, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the 2005 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE
FISCAL YEAR ENDING SEPTEMBER 30, 2005.

                                 OTHER BUSINESS

         The Board of Directors  knows of no other  business to be presented for action at the 2005 Annual Meeting. If any matters do come before the 2005 Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the  authority  conferred  by the proxy at the 2005 Annual  Meeting.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         As  of  March  31,  2005,   there  were  2,329,255  shares  issued  and
outstanding.  The following  table sets forth certain  information  as of May 5,
2005, with respect to the Common Stock ownership of: (i) those persons or groups
(as that term is used in Section  13(d)(3) of the Securities and Exchange Act of
1934, as amended (the "Exchange Act") who  beneficially  own more than 5% of the
Common Stock,  (ii) each  Director and nominee for Director of the  Corporation, and (iii) all Officers and Directors of the Corporation,  eleven in number, as a group. Unless otherwise provided, the address of those in the following table is
101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.

        Name and Address of Beneficial                 Amount and Nature           Percent of Class of Voting
            Owner                                   Of Beneficial Ownership                Common Stock
        ------------------------------              -----------------------        --------------------------
Atlas Management Partners, LLC(1)                       804, 689 Shares                       34.55%
One South Main Street, Suite 1660, Salt Lake
City, Utah 84133

Bridgewater International Group, LLC(1)                  804,689 Shares                       34.55%
10500 South 1300 West, South Jordan, Utah
84095

                                       26

Timothy A. Bridgewater(2)
10500 South 1300 West                                       809,689                           34.76%
South Jordan, Utah 84095

                                                         15,948 Shares                        0.68%
Geoffrey T. Woolley

                                                         37,000 Shares                        1.59%
Paul M. Bass, Jr.

                                                         28,984 Shares                        1.24%
Michael W. Dunn

Benjamin Jiaravanon(3)                                   804,689 Shares                       34.55%
Ancol Barat, J1 Ancol VIII, No.1
Jakarta 14430 Indonesia

                                                                                              0.17%
Gordon J. Roth                                            3,951 Shares

                                                         77,416 Shares                        3.32%
David R. Schroder(4)

                                                         11,264 Shares                        0.48%
Kevin F. Mullane(4)

                                                            0 Shares                          0.00%
Martin C. Walton

                                                          1,000 Shares                         .04%
Jasja Kotterman

                                                         57,019 Shares                         2.4%
Robert A. Comey(4)

                                                            0 Shares                          0.00%
Michael Reynoldson

All Officers and Directors as a Group                   1,037,271 Shares                      44.53%

------------------------------------

         (1)  Information  with respect to Atlas and  Bridgewater  International
Group, LLC  ("Bridgewater") is based upon Amendment No. 4 to Schedule 13D, dated
May 18, 2005, filed by Atlas, Bridgewater and others with the SEC in which Atlas and Bridgewater  disclosed  that,  pursuant to that Mutual Release and Waiver of
Claims and Termination of Shareholder and Voting Agreements dated April 28, 2005
(the "Termination Agreement"), Atlas has the power to vote or to direct the vote and  shared  power to  dispose or to direct  the  disposition  of  approximately
804,689  shares  of  the  Corporation's  Common  Stock  previously  acquired  by
Bridgewater  under a Shareholder and Voting Agreement entered into between Atlas and  Bridgewater,  and that  because  Bridgewater,  pursuant to the  Termination
Agreement,  is now the  sole  member  of  Atlas,  that  Bridgewater  effectively controls any rights Atlas may have to vote the Corporation's  Common Stock owned by Bridgewater.

                                       27

         (2) Information with respect to Mr.  Jiaravanon is based upon Amendment
No. 4 to Schedule  13D,  dated May 18,  2005,  filed by Atlas,  Bridgewater  and others with the SEC, and on Form 3 filed by Mr. Jiaravanon on March 9, 2004 with the SEC. As the sole manager of Bridgewater,  which is the sole member of Atlas,
Mr.  Jiaravanon has shared control over the voting power of Atlas on the 804,689 shares of the  Corporation's  Common Stock owned by Bridgewater  for which Atlas has the right to vote.  To the extent  that  Bridgewater  may be deemed to be in control  of  the  Corporation  as  a  result  of  beneficial  ownership  of  the
Corporation's Common Stock, Mr. Jiaravanon,  as the sole manager of Bridgewater, may be an  "interested  person" of the  Corporation,  as that term is defined in
Section 2(a)(19) of the Investment Company Act.

         (3) Information with respect to Mr. Bridgewater is based upon Amendment
No.  4 to  Schedule  13D,  dated  May 18,  2005,  filed  by  Atlas,  Bridgewater
International  Group,  LLC and others  with the SEC,  and on Form 3 filed by Mr.
Bridgewater  on February 24, 2004 with the SEC. As the voting  manager of Atlas, which has voting power on the 804,689 shares of the  Corporation's  Common Stock owned by  Bridgewater  International  Group,  LLC,  Mr.  Bridgewater  has shared control over such Shares owned by Bridgewater  International Group, LLC, and may be deemed to be part of a "group"  as that term is used in Section  13(d)(3)  of the Exchange Act, together with Mr.  Jiaravanon.  To the extent that Bridgewater
International  Group, LLC may be deemed to be in control of the Corporation as a
result  of  beneficial   ownership  of  the  Corporation's   Common  Stock,  Mr.
Bridgewater,  as the voting manager of Atlas,  may be an "interested  person" of the  Corporation,  as that term is defined in Section 2(a)(19) of the Investment
Company Act.

         (4) As principals,  officers and directors of InvestAmerica  Investment
Advisors, Inc. ("InvestAmerica"), the investment advisor for the Corporation and
MorAmerica,  Messrs. Schroder, Mullane and Comey are "interested persons" of the
Corporation,  as that term is  defined  in Section  2(a)(19)  of the  Investment
Company Act.

Advisory Board

         At its meeting on December  22,  2003,  the Boards of  Directors of the
Corporation  and  MorAmerica  Capital  voted  to  create  an  Advisory  Board to
MorAmerica Capital. It was decided that the Advisory Board would include members who are  recruited  from time to time for  specific  advice  they may provide to
MorAmerica Capital. The compensation for service as an Advisory Board member was initially set at $10,000 per annum. Initially,  two former members of the Boards of Directors of the Corporation and MorAmerica Capital, Henry T. Madden and John
Wolfe, were appointed to the MorAmerica Capital Advisory Board commencing at the end of the 2004 Annual Meeting of Shareholders. Pursuant to a written agreement,
Mr. Madden and Mr. Wolfe have provided consulting services as advisory directors for a two-year  term based on their prior  experience as members of the Board of
Directors with respect to the current investment portfolio.  Certain information concerning Mr. Madden and Mr. Wolfe is set forth below.

HENRY T. MADDEN

         Mr. Madden,  age 75, was a Director of the  Corporation  and MorAmerica
Capital from 1994 to 2004.  Mr.  Madden is a  consultant  to  development  stage companies.  Since 1995,  Mr. Madden has been an  independent  trustee of Berthel
Growth  and  Income  Trust I, and  since  1997,  Mr.  Madden  has  served  as an independent  member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the
Institute for  Entrepreneurial  Management in the  University of Iowa College of
Business  Administration.  As  Director of the  Institute,  Mr.  Madden  advised potential and new

                                       28

entrepreneurs and taught courses on entrepreneurship  in the M.B.A.  program. He retired in December, 2000.

JOHN D. WOLFE

         Mr. Wolfe,  age 79, was a Director of the Corporation from 1994 to 2004 and a Director of  MorAmerica  Capital  from 1989 to 2004.  Mr. Wolfe is retired from a career  in  mortgage  lending  and  retail  banking.  Mr.  Wolfe had been employed  for  many  years  by the  Morris  Plan  companies  prior  to the  1985 bankruptcy  of  MorAmerica  Financial  Corporation  and Morris Plan  Liquidation
Company (the  "Debtors"),  and was President of the Morris Plan Company of Iowa.
Following  the 1988  reorganization  of the Debtors,  Mr. Wolfe served as voting trustee for the  MorAmerica  Financial  Corporation  stock and President of both
Debtors.  Following  several  years  of  retirement,  Mr.  Wolfe  returned  from retirement to serve as voting  trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

Meetings and Committees of the Board of Directors

         An Audit Committee, a Corporate  Governance/Nominating  Committee,  the
Investment  Committee and the Valuation  Committee  operated  during Fiscal Year
2004 to assist the Board of Directors in carrying out its duties.  During Fiscal
Year 2004,  nine meetings of the Board of Directors were held. In addition,  six meetings of the Audit Committee,  two meetings of the Nominating Committee,  one meeting of the Investment  Committee and one meeting of the Valuation  Committee were held.  Each of the  Directors  who are  nominated  for election at the 2005
Annual Meeting  attended at least 75% of the aggregate  meetings of the Board of
Directors and the meetings  held by the  committees of the Board of Directors on which that Director served during his tenure.

Audit Committee

         The Audit  Committee  makes  recommendations  to the Board of Directors regarding  the  engagement of the  independent  auditors for audit and non-audit services;  evaluates  the  independence  of the  auditors  and reviews  with the independent  auditors the fee, scope and timing of audit and non-audit services.
The Audit  Committee also is charged with  monitoring the  Corporation's  Policy
Against Insider Trading and Prohibited Transactions and its Code of Conduct. The
Audit  Committee has adopted a written  charter,  which was previously  provided with the Corporation's Proxy Statement for the 2004 Annual Meeting.

         The Audit Committee presently consists of Michael W. Dunn (Chair), Paul
M. Bass and Gordon J. Roth.  Each member of the Audit  Committee is  independent under NASDAQ listing standards.

Corporate Governance/Nominating Committee

         The  Corporate  Governance/Nominating  Committee  was  appointed by the
Board of Directors to identify and recommend  approval of all Director  nominees to be voted on at the Annual  Shareholders'  Meetings,  to  recommend  corporate governance guidelines for the

                                       29

Corporation,  to lead the Board of Directors in its annual review of the Board's performance,  and to  recommend  to the  Board of  Directors  nominees  for each committee of the Board.  On December 22, 2003,  the Board of Directors  approved the Corporate  Governance/Nominating  Committee  Charter,  which was  previously provided with the Corporation's Proxy Statement for the 2004 Annual Meeting.

         The Corporate Governance/Nominating Committee may seek input from other
Directors or senior  management  in  identifying  candidates.  Shareholders  may propose  nominees  for  Director by following  the  procedures  set forth in the section of this Proxy Statement entitled "SHAREHOLDER  PROPOSALS FOR 2006 ANNUAL
MEETING."

         The qualifications  used in evaluating  Director candidates include but are  not  limited  to:  independence,  time  commitments,  attendance,  business judgment, management, accounting, finance, industry and technology knowledge, as well as, personal and professional ethics, integrity and values. In addition, as set forth in its Charter, the Corporate Governance/Nominating Committee believes that  having  directors  with  relevant  experience  in business  and  industry, government, finance and other areas is beneficial to the Board of Directors as a
whole.  The  Corporate   Governance/Nominating  Committee  further  reviews  the
qualifications of any candidate in the context of the current composition of the
Board of Directors and the needs of the  Corporation.  The same  identifying and evaluating procedures apply to all candidates for director nomination.

         The Corporate  Governance/Nominating  Committee has approved all of the nominees for Director  identified above.  Given that six of the eight continuing
Board   members   have   served   for  less  than  two  years,   the   Corporate
Governance/Nominating   Committee   determined  to  re-nominate  all  continuing
members.  Under the new  classification  system  which  will be  implemented  if approved by the Shareholders, the Corporate Governance/Nominating Committee will evaluate  the three  Directors  whose  terms  expire each year to  determine  if re-nomination is appropriate given all of the factors noted above.

         The  Corporate   Governance/Nominating   Committee  also  oversees  the
formulation of, and recommends for adoption to the Board of Directors,  a set of corporate governance guidelines. The Corporate  Governance/Nominating  Committee also periodically  reviews and reassess the corporate  governance  guidelines of the Corporation and recommends appropriate changes to the Board of Directors for
approval.  The  Corporate   Governance/Nominating  Committee  also  reviews  and
approves annually the Corporatin's compensation program for service on the Board of Directors or any of its committees.

         The Corporate  Governance/Nominating  Committee  presently  consists of
Paul M. Bass, Jr.  (Chair),  and Jasja  Kotterman.  All members of the Corporate
Governance/Nominating Committee are independent under NASDAQ listing standards.

Investment Committee

         The  Investment  Committee  assists  the full Board of  Directors  with oversight of the Corporation's  investment  portfolio and evaluates any proposed revisions to the Corporation's

                                       30

investment  policy.  The Investment  Committee also assures  compliance with the
Corporation's  policies  regarding  investments made in participation with other funds  managed by  InvestAmerica,  with entities  controlling,  controlled by or under common control with Atlas, and with other  affiliates.  The voting members of the Investment  Committee  presently  include Paul M. Bass,  Jr.,  Michael W.
Dunn, Gordon J. Roth, Jasja Kotterman, and Martin Walton. All voting members are independent under NASDAQ listing standards. The nonvoting ex officio members are
Benjamin Jiaravanon and Geoffrey T. Woolley.

Valuation Committee

         Since the end of Fiscal Year 2003, the Board of Directors has appointed a  Valuation  Committee  to assist  the Board of  Directors  with its  quarterly portfolio  valuation.  The Valuation Committee meets with the portfolio managers to review the portfolio  managers' proposed  valuations of all investments.  The
Valuation  Committee then recommends  proposed valuations to the full Board, and selects  investments  for  review  by the full  Board  which  have had  material developments or are otherwise determined  appropriate for individual review. The full Board of Directors  then reviews the report of the  Valuation  Committee as well as all portfolio  investments recommend for review at the meeting. The full
Board  of  Directors   also   receives  the   complete   valuation   report  and
recommendations  on all investments and may ask questions or for detailed review of any  investment.  The Board of Directors  then  approves the valuation of all portfolio investments, with any changes approved at the meeting. Current members of the Valuation Committee are Jasja Kotterman and Martin Walton.

Audit Committee Report

         The Audit Committee of the Board of Directors of the  Corporation  (the
"Audit  Committee") is composed of three  directors and operates under a written charter originally adopted by the Board of Directors and annually updated by the
Audit Committee.  The current charter of the Audit Committee was attached to the
Proxy Statement for the 2004 Annual Shareholders Meeting. The current members of the Audit  Committee  are  Michael W. Dunn  (Chair),  Paul M. Bass and Gordon J.
Roth.  Under the terms of the charter and the  listing  standards  of The NASDAQ
Stock Market,  Inc.,  all of the Audit  Committee  members are  considered to be independent.

         Management is responsible for the  Corporation's  internal controls and the financial reporting process. The independent accountants are responsible for performing an  independent  audit of the  Corporation's  consolidated  financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this regard,  the Audit  Committee  has reviewed and  discussed  the audited financial  statements for Fiscal Year 2004 with management and discussed other matters  related to the audit with the  independent  auditors.  Management represented to the Audit Committee that the Corporation's consolidated financial statements  were prepared in accordance  with  accounting  principles  generally accepted  in the United  States of  America.  The Audit  Committee  met with the independent  auditors,  with and without management present,  and discussed with the

                                       31

independent  auditors  matters required to be discussed by Statement on Auditing
Standards No. 61 (Communication with Audit Committees). The independent auditors also  provided to the Audit  Committee  the written  disclosures  and the letter
required  by   Independence   Standards   Board  Standard  No.  1  (Independence
Discussions with Audit Committees),  and the Audit Committee  discussed with the independent auditors the firm's independence.

         The Corporation paid KPMG LLP ("KPMG"),  the Corporation's  independent auditors for fiscal year 2004, the following amounts during fiscal year 2004:

             Audit Fees (including quarterly reviews,
             security counts, and audit of Form 468):     $58,250

             Audit-related services                       $11,175

             Financial Information Systems Design
             and Implementation:                          $   -0-

             Non-Audit Fees:
                      Preparation of federal and state
                               income tax returns         $23,750
                      Other tax research, consultation,
                               correspondence and
                               advice                     $ 1,150

         The Audit  Committee has  considered  whether KPMG has  maintained  its independence during Fiscal Year 2004.

         Based upon the Audit  Committee's  discussions  with management and the independent  auditors,  and the Audit Committee's  review of  representations of management and the report of the  independent  auditors to the Audit  Committee, the  Audit  Committee  recommended  that the  Corporation's  Board of  Directors include the  audited  consolidated  financial  statements  in the  Corporation's
Annual Report on Form 10-K for the year ended September 30, 2004, filed with the
Securities and Exchange Commission.

                                              AUDIT COMMITTEE:

                                              Michael W. Dunn, Chair
                                              Paul M. Bass
                                              Gordon J. Roth

Independent Auditor Fees and Services

                                       32

         The  following  table  presents  fees  paid for  professional  services rendered by KPMG for the Fiscal  Year 2004 and the fiscal year ending  September
30, 2003 ("Fiscal Year 2003"):

             Fee Category                     Fiscal Year 2004 Fees        Fiscal Year 2003 Fees
----------------------------------------   ---------------------------- ----------------------------
                                                     $58,250                      $54,500
Audit Fees
                                                     $11,175                       4,800
Audit-Related Fees
                                                     $24,900                      $50,850
Tax Fees
                                                       -0-                          -0-
All Other Fees
                                           ---------------------------- ----------------------------
                                                     $94,325                     $110,150
Total Fees

         Audit Fees were for professional services rendered for the audit of the
Corporation's  consolidated  financial  statements  and  review  of the  interim consolidated  financial  statements  included in quarterly  reports and services that are normally  provided by KPMG in connection  with statutory and regulatory filings or engagements and include quarterly reviews,  security counts and audit of SBA Form 468.

         Audit-Related  Fees were for  assurance  and related  services that are
reasonably   related  to  the   performance  of  the  audit  or  review  of  the
Corporation's  consolidated  financial  statements  and are not  reported  under
"Audit Fees." These services include accounting consultations in connection with
acquisitions,   consultations  concerning  financial  accounting  and  reporting standards.

         Tax  Fees  were  for  professional  services  for  federal,  state  and
international   tax  compliance,   tax  advice  and  tax  planning  and  include
preparation  of federal and state  income tax returns,  and other tax  research, consultation, correspondence and advice.

         All Other Fees are for services other than the services reported above.
The Corporation did not pay any fees for such other services in Fiscal Year 2004 or Fiscal Year 2003.

         The Audit  Committee  has  concluded  the  provision  of the  non-audit services listed above is compatible with maintaining the independence of KPMG.

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

         The Audit Committee  pre-approves  all audit and permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally

                                       33

subject to a specific  budget.  The  independent  auditors  and  management  are required to periodically  report to the Audit Committee  regarding the extent of
services   provided  by  the  independent   auditors  in  accordance  with  this
pre-approval,  and the fees  for the  services  performed  to  date.  The  Audit
Committee may also pre-approve particular services on a case-by-case basis.

Compensation of Directors and Executive Officers

         Compensation of Directors

         Pursuant to the Board of Directors  Resolution dated February 24, 2004,
Directors of the Corporation and of MorAmerica  Capital who are also officers or directors of any investment  advisor of either the  Corporation or of MorAmerica
Capital  Corporation  receive  no  compensation  for  serving  on the  Boards of
Directors of the Corporation and of MorAmerica Capital,  except that this policy does not apply to the Chairman of the Board.  The Chairman of the Board receives an annual retainer of $21,600, and all other outside Directors receive an annual retainer of $7,200.  The Chairman of the Board and all other  outside  Directors also receive $1,000 for each Board of Directors  meeting attended  (whether such attendance  is in person or by  telephone)  if the  meeting is  scheduled  as an in-person  meeting  and $250 for each Board of  Directors  meeting  attended  by telephone if the meeting is scheduled to be held by teleconference. In addition, the  Chairman  of the  Board  and all  other  Directors  receive  $250  for each committee  meeting  attended  (whether  such  attendance  is  in  person  or  by telephone)  if the  committee  meeting is scheduled as an in-person  meeting and
$100  for each  committee  meeting  attended  by  telephone  if the  meeting  is scheduled to be held by  teleconference  The  Directors do not receive  separate compensation  for serving on the Board of Directors of MorAmerica  Capital.  The
Corporation  also  reimburses all  reasonable  expenses of the Directors and the
Chairman of the Board in attending  Board of Directors and  committee  meetings.
Directors'  meetings are normally  held on a quarterly  basis,  with  additional meetings held as needed on an interim basis.

         Summary Compensation Table

         The following table sets forth certain details of compensation  paid to
Directors  during Fiscal Year 2004,  which includes  compensation for serving on the Boards of  Directors of the  Corporation  and  MorAmerica  Capital (the only wholly owned  subsidiary  of the  Corporation).  For  purposes of the  following table,  the Fund  Complex (as that term is defined in Item  22(a)(1)(v)  of Reg.
ss.240.14a-101)  consists solely of the Corporation and MorAmerica Capital.  The
Corporation   presently  maintains  no  pension  or  retirement  plans  for  its
Directors.

                                                          Aggregate Compensation
            Name and Position                      From Corporation and Fund Complex(1)
            -----------------                      ------------------------------------

Geoffrey T. Woolley                                             $13,100(3)
Chairman of the Board(2)

Paul M. Bass, Jr., Director(4)                                   $20,900

                                       34

David R. Schroder,                                                 -0-
President and Secretary

Kent I. Madsen(5)                                                 $3,900

Benjamin Jiaravanon, Director                                      $600

Jasja De Smedt Kotterman, Director                                $7,400

Shane V. Robison(6)                                               $6,200

Martin Walton, Director                                           $7,300

Michael W. Dunn, Director                                        $15,650

Gordon J. Roth                                                   $14,150

Todd J. Stevens(7)                                                $2,800

Henry T. Madden(8)                                              $14,083.33

John D. Wolfe(9)                                                $13,533.33

------------------------------------

         (1) Consists  only of directors'  fees and does not include  reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

         (2) Mr. Woolley was elected Chairman of the Board on April 30, 2004.

         (3)  $10,800 of this  amount was  deferred  pursuant to the MACC Pivate
Equities Inc. Directors' Deferred Fee Plan effective April 1, 2004.

         (4) Mr. Bass served as Chairman of the Board through April 30, 2004.

         (5) Mr. Madsen resigned from the Board of Directors on May 24, 2005.

         (6) Mr.  Robison is not  standing  for  re-election  at the 2005 Annual
Meeting.

         (7) Mr.  Stevens  resigned  from the Board of  Directors  on October 7,
2003.

         (8) Mr. Madden's term as Director expired in February, 2004.

         (9) Mr. Wolfe's term as Director expired in February, 2004.

         Compensation of Executive Officers

         The Corporation  has no employees and does not pay any  compensation to any of its officers. All of the Corporation's officers and staff are employed by
InvestAmerica   Investment  Advisors,   Inc.,  which  pays  all  of  their  cash
compensation.

                                       35

         Executive Officers of the Corporation

         Unless otherwise indicated, the address for all officers is 101 Second
Street S.E., Suite 800, Cedar Rapids IA 52401.

------------------ -------------- ------------ -------------------------------- --------------------------------------
  Name, Address     Position(s)     Term of    Principal Occupation(s) During      Other Positions Held by Officer
     and Age         Held with    Office and            Past 5 Years
                        the        Length of
                    Corporation   Time Served
------------------ -------------- ------------ -------------------------------- --------------------------------------
David R.           President      Since        Prior to his current  position,  • InvestAmerica: President,
Schroder, 62       and Secretary  April, 2005  Mr.  Schroder  served  as Chief  Secretary and Director
                                               Compliance      Officer     and  •  InvestAmerica Venture Group, Inc.
                                               Treasurer   from  March,   2004  ("Venture") +: President, Secretary
                                               through   April,    2005,   and  and a Director.
                                               served as President,  Secretary  Venture presently provides
                                               and   a    Director    of   the  management and investment services
                                               Corporation  from 1994  through  to a private investment partnership,
                                               2004. Mr.  Schroder  received a  the Iowa Venture Capital Fund, L.P.
                                               B.S.F.S.     from    Georgetown  • InvestAmerica N.D. Management,
                                               University  and an M.B.A.  from  Inc. ("InvestAmerica ND") +:
                                               the University of Wisconsin.     President, Secretary and Director.
                                                                                InvestAmerica ND provides management
                                                                                and investment services to NDSBIC,
                                                                                L.P. +, an SBIC.
                                                                                • InvestAmerica ND, L.L.C. +:
                                                                                President, Secretary and Director.
                                                                                InvestAmerica ND, L.L.C. is the
                                                                                general partner of NDSBIC, L.P.
                                                                                • InvestAmerica L&C Management, Inc.
                                                                                ("InvestAmerica L&C") +: Director,
                                                                                President and Secretary.
                                                                                InvestAmerica L&C provides
                                                                                management and investment services
                                                                                to Lewis & Clark Private Equities,
                                                                                L.P. ("Lewis") +, an SBIC.
                                                                                • InvestAmerica L&C, LLC+: President
                                                                                and Secretary.
                                                                                InvestAmerica L&C, LLC is the
                                                                                general partner of Lewis.
                                                                                •  InvestAmerica NW Management, Inc.
                                                                                ("NW") +: Director, President and
                                                                                Secretary.
                                                                                NW provides management and
                                                                                investment services to
                                                                                InvestNorthwest, L.P. ("NWLP") +, a
                                                                                private venture capital fund.
                                                                                • InvestAmerica NW, LLC+: President
                                                                                and Secretary.
                                                                                InvestAmerica NW, LLC, is the
                                                                                general partner of NWLP.
                                                                                • As a representative of the
                                                                                InvestAmerica and affiliates, Mr.
------------------ -------------- ------------ -------------------------------- --------------------------------------
                                       36

------------------ -------------- ------------ -------------------------------- --------------------------------------
                                                                                Schroder also serves on the boards
                                                                                of directors of several of the
                                                                                Corporation's portfolio companies
                                                                                and the portfolio companies of other
                                                                                managed funds.
------------------ -------------- ------------ -------------------------------- --------------------------------------
Robert A. Comey,   Executive      Since        Prior to his current  position,  •  InvestAmerica:  Executive Vice
59                 Vice           April, 2005  Mr.  Comey  served as Executive  President,     Treasurer,    Assistant
                   President,                  Vice  President,  Treasurer and  Secretary   and  a  Director.
                   Chief                       a Director  of the  Corporation  • InvestAmerica L&C: Executive Vice
                   Financial                   from 1994 through  2004,  was a  President.
                   Officer,                    Director  of  MorAmerica   from  • InvestAmerica L&C, LLC: Executive
                   Chief                       1989    through    2004,    was  Vice President.
                   Compliance                  Executive  Vice  President  and  • InvestAmerica ND: Director,
                   Officer,                    Assistant      Secretary     of  Executive Vice President and
                   Treasurer                   MorAmerica  from  1994  through  Treasurer.
                   and                         2004,    was    Treasurer    of  • InvestAmerica ND, LLC: Director,
                   Assistant                   MorAmerica  from  1994  through  Executive Vice President and
                   Secretary                   April,   2005,  and  was  Chief  Treasurer.
                                               Financial       Officer      of  • NW: Executive Vice President.
                                               MorAmerica   from  2004   until  • InvestAmerica NW, LLC:
                                               April,    2005.    Mr.    Comey  Executive Vice President.
                                               received an A.B.  in  Economics  • Venture: Director, Executive Vice
                                               from  Brown  University  and an  President and Treasurer.
                                               M.B.A. from Fordham University.  As a representative of InvestAmerica and affiliates, Mr. Comey also
                                                                                serves on the boards of directors of
                                                                                several of MorAmerica's portfolio
                                                                                companies and the portfolio
                                                                                companies of other managed funds.
------------------ -------------- ------------ -------------------------------- --------------------------------------
Kevin F.           Senior Vice    Since        Prior to his current  position,  •   InvestAmerica:   Senior  Vice
Mullane, 49        President      April, 2005  Mr.   Mullane  served  as  Vice  President,  Assistant  Secretary and a
                                               President  of  the  Corporation  Director.
                                               from 1994 through 1999,  served  • InvestAmerica L&C: Director and
                                               as    Vice     President     of  Senior Vice President.
                                               MorAmerica  from  1994  through  •  InvestAmerica L&C, LLC: Senior
                                               1998,  served  as  Senior  Vice  Vice President.
                                               President  of  the  Corporation  •  InvestAmerica ND: Director and
                                               from  2000  through  2004,  and  Senior Vice President.
                                               served    as    Senior     Vice  • InvestAmerica ND, LLC: Director
                                               President  of  MorAmerica  from  and Senior Vice President.
                                               1999    through    2004.    Mr.  •  NW:  Director  and Senior Vice
                                               Mullane  received an M.B.A. and  President.
                                               an     M.S.     in     Business  •  InvestAmerica  NW, LLC: Senior
                                               Administration,   Emphasis   in  Vice President.
                                               Accounting,    from   Rockhurst  • Venture:  Director, Senior Vice
                                               Jesuit University.               President.
                                                                                As a  representative  of InvestAmerica
                                                                                and   affiliates,   Mr.  Mullane  also
                                                                                serves on the boards of  directors  of
                                                                                several  of   MorAmerica's   portfolio
                                                                                companies and the portfolio  companies
                                                                                of other managed funds.
------------------ -------------- ------------ -------------------------------- --------------------------------------
Michael H.         Vice           Since        Prior to his current  position,  • InvestAmerica: Vice President.
Reynoldson, 40     President      April, 2005  Mr.  Reynoldson  served as Vice  •  InvestAmerica  L&C,  LLC: Vice
------------------ -------------- ------------ -------------------------------- --------------------------------------

                                       37

------------------ -------------- ------------ -------------------------------- --------------------------------------
                                               President  of  the  Corporation  President.
                                               from  2002  through  2004,  and  •  InvestAmerica  NW,  LLC:  Vice has been the Vice  President of  President.
                                               MorAmerica   since  2002.   Mr.  • NW: Vice President.
                                               Reynoldson  received  an M.B.A.  •    InvestAmerica    L&C:   Vice
                                               from  the  University  of  Iowa  President.
                                               and   a   B.A.    in   Business  As a  representative  of InvestAmerica
                                               Administration  from Washington  and  affiliates,  Mr.  Reynoldson also
                                               State University.                serves on the boards of  directors  of
                                                                                several  of   MorAmerica's   portfolio
                                                                                companies and the portfolio  companies
                                                                                of other managed funds.
------------------ -------------- ------------ -------------------------------- --------------------------------------
+ These entities are under common control with InvestAmerica.
----------------------------------------------------------------------------------------------------------------------

Investment Advisor & Certain Business Relationships

         MorAmerica.   MorAmerica  Capital   Corporation   ("MorAmerica")  is  a
wholly-owned subsidiary of the Corporation.  The current members of the Board of
Directors  and the  nominees  for fiscal year 2005 of the Board of  Directors of
MorAmerica  are the same  individuals  as are  nominated  for  directors  of the
Corporation's Board of Directors.  Mr. Geoffrey Woolley is Chairman of the Board
of both the Corporation and of MorAmerica.

     InvestAmerica.  The  Corporation  and  InvestAmerica  are  parties  to that
Interim  Investment  Advisory Agreement dated April 30, 2005, and MorAmerica and
InvestAmerica are parties to that Interim  Investment  Advisory  Agreement dated
April 30, 2005 (the "Interim Agreements").  As discussed in PROPOSALS 3 & 4, the
Boards of Directors of the Corporation and MorAmerica have  recommended that the shareholders  approve the proposed  termination of the Interim Agreements at the
2005  Annual  Meeting  and  the  effectiveness  of the  InvestAmerica/MorAmerica
Agreement and the InvestAmerica/MACC  Agreement.  Mr. David Schroder,  President
and  Secretary  of the  Corporation  and of  MorAmerica,  is a  shareholder  of,
Director,  President and Secretary of InvestAmerica.  Mr. Kevin Mullane,  Senior
Vice President of the  Corporation  and of MorAmerica,  is a shareholder of, and the Senior Vice President and Assistant  Secretary of InvestAmerica.  Mr. Robert
A. Comey,  Executive Vice President,  Chief Financial Officer,  Chief Compliance
Officer, Treasurer and Assistant Secretary of the Corporation and of MorAmerica,
is  the  Executive  Vice  President,   Treasurer  and  Assistant   Secretary  of
InvestAmerica.  Mr. Michael H. Reynoldson, Vice President of the Corporation and
of  MorAmerica,  is the Vice  President of  InvestAmerica.  Ms.  Marilyn  Benge,
Assistant  Secretary of the  Corporation  and of  MorAmerica,  is an employee of
InvestAmerica.

Performance Graph

         The  following  graph  compares the  semi-annual  percentage  change in cumulative  stockholder  return on the  Common  Stock of the  Corporation  since
September 30, 1998, with the cumulative total return over the same period of (i)
the NASDAQ  Stock  Market  Total  Return  Index (U.S.  Companies),  and (ii) the
Corporation's  present  peer group  selected  in good  faith by the  Corporation composed of the  following  nine business  development  companies or other funds
known  by  the  Corporation  to  have  similar  investment   objectives  to  the
Corporation: Allied
                                       38

Capital Corporation (ALD),  American Capital Strategies,  Ltd. (ACAS),  Brantley
Capital Corporation (BBDC),  Capital Southwest Corp (CSWC), Equus II Inc. (EQS),
Harris & Harris Group, Inc. (TINY), Rand Capital Corp (RAND),  Waterside Capital
Corporation (WSCC) and Winfield Capital Corp (WCAP) (the "Peer Group").

         In the graph,  the  comparison  assumes $100 was invested on October 1,
1999,  in shares of the  Corporation's  Common Stock and in each of the indices.
The  comparison  is based  upon the  closing  market bid price for shares of the
Corporation's  Common Stock, and assumes the  reinvestment of all dividends,  if any.  The  returns  of each of the  companies  in the Peer  Group  are  weighted according  to  the  respective  company's  stock  market  capitalization  at the beginning of each period for which a return is indicated.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
              AMONG MACC PRIVATE EQUITIES INC., NASDAQ MARKET INDEX
                              AND PEER GROUP INDEX

Section 16(a) Beneficial Ownership Reporting Compliance

                                       39

         Pursuant to Section 16(a) of the Exchange  Act,  officers and directors of  the  Corporation  and  persons  beneficially  owning  10%  or  more  of  the
Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding  changes in their  holdings  of the  Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these  reports sent to the  Secretary  of the  Corporation and/or  written  representations  from  reporting  persons  that  no  Form 5 was required to be filed with respect to Fiscal Year 2004, the Corporation  believes that all Forms 3, 4, and 5 required to be filed by all  reporting  persons  have been  properly and timely  filed with the  Securities  and Exchange  Commission, except  that Mr.  Walton was to have  filed a Form 3 by March 5, 2004,  and that form was filed with the SEC on April 29, 2004.

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Under  the  rules  of  the  Securities  and  Exchange  Commission,  any shareholder  proposal to be considered by the  Corporation  for inclusion in the proxy  material for the February,  2006 Annual Meeting of  shareholders  must be received by the Secretary of the Corporation, 101 Second Street S.E., Suite 800,
Cedar Rapids IA 52401, within a reasonable time before the Corporation begins to print  and mail its proxy  materials.  The  submission  of a  proposal  does not guarantee its  inclusion in the proxy  statement or  presentation  at the annual meeting unless certain securities laws requirements are met.

         In addition,  under the Corporation's  Amended and Restated Bylaws, due to the delay in  holding  the 2005  Annual  Meeting,  shareholders  desiring  to nominate  persons for  election as Directors  or to propose  other  business for consideration  at an annual meeting must notify the Secretary of the Corporation in writing within a reasonable  time prior to the date on which the  Corporation first mailed its proxy  materials for the annual  meeting at which such proposal is to be made.  Accordingly,  shareholders  desiring  to submit a  proposal  for consideration  at the 2006  Annual  Meeting of  shareholders  must give  written notice of the  proposal to the  Secretary  of the  Corporation  not earlier than
October 30, 2005.  Shareholder-nominated  candidates for Director are considered by the Corporate Governance/Nominating Committee in the same manner as all other
Director candidates. The Corporation's proxies will have discretionary authority to vote with  respect to any  shareholder  proposal  that may be presented at an
annual   meeting   which  does  not  comply  with  these  notice   requirements.
Shareholders'  notices must contain the  specific  information  set forth in the
Corporation's  Bylaws. A copy of the  Corporation's  Amended and Restated Bylaws will be furnished to  shareholders  without  charge upon written  request to the
Secretary of the Corporation.

                            SHAREHOLDER COMMUNICATION

         Any shareholder  wishing to communicate  with any of the  Corporation's
Directors   regarding   matters   related  to  the   Corporation   may   provide
correspondence to the Director in care of Secretary, MACC Private Equities Inc.,
101 Second Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  The Chairman of the
Corporate   Governance/Nominating   Committee  will  review  and  determine  the
appropriate  response  to  questions  from  shareholders,  including  whether to forward  communications to individual Directors.  The independent members of the
Board of Directors
                                       40

review and approve  the  shareholder's  communication  process  periodically  to ensure effective communication with the shareholders.

         The Corporation  strongly encourages its Directors to attend all annual meetings,  and all Directors  attended the Corporation's  2005 Annual Meeting of shareholders.

                       EXPENSES OF SOLICITATION OF PROXIES

         In  addition  to the use of the  mails,  proxies  may be  solicited  by personal  interview and telephone by directors,  officers and other employees of the Corporation, who will not receive additional compensation for such services.
The  Corporation  has employed  ChaseMellon  Shareholder  Services to aid in the solicitation of proxies at an estimated fee of $6,000. The Corporation will also request  brokerage  houses,  nominees,  custodians  and  fiduciaries  to forward soliciting  materials to the  beneficial  owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The   Corporation's   financial   statements   and  related   financial
information  required by Item 13(a) of Schedule 14A are  incorporated  herein by this reference to the Corporation's Annual Report to Shareholders for its fiscal year  ended  September  30,  2004  (the  "Annual  Report").  The  Annual  Report
accompanies  this  proxy  statement,  but is not  deemed  a  part  of the  proxy soliciting  material,  except to the  extent  that  portions  thereof  have been incorporated herein pursuant to the preceding sentence.

         Copies of the Fiscal Year 2004 Form 10-K report to the  Securities  and
Exchange Commission,  excluding exhibits, will be mailed to shareholders without charge upon written request to Secretary, MACC Private Equities Inc., 101 Second
Street S.E.,  Suite 800,  Cedar Rapids IA 52401,  or by calling (319)  363-8249.
Such requests  must set forth a good faith  representation  that the  requesting party was either a holder of record or a beneficial owner of Common Stock of the
Corporation  on March 31,  2005.  Exhibits  to the Form 10-K will be mailed upon similar request and payment of specified fees.

         Please date, sign and return the proxy at your earliest  convenience in the enclosed envelope.  No postage is required for mailing in the United States.
A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                    By Order of the Board of Directors

                                       41

                                    David R. Schroder,
                                    Secretary

Cedar Rapids, Iowa
[June 10], 2005

                                       42

                                   APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT

                       NEW MORAMERICA CAPITAL CORPORATION,
                               An Iowa Corporation

     This  INVESTMENT  ADVISORY  AGREEMENT  dated as of June  _____,  2005  (the
"Agreement") by MorAmerica Capital  Corporation,  a corporation  organized under the laws of the State of Iowa ("MACC"),  and InvestAmerica  Investment Advisors,
Inc.,  a  corporation  organized  under  the  laws  of  the  State  of  Delaware
("InvestAmerica").

     WHEREAS,  MACC is licensed as a small business  investment company ("SBIC")
under the Small Business  Investment Act of 1958, as amended,  and operates as a business  development  company  under the  Investment  Company  Act of 1940,  as amended (the "ICA");

     WHEREAS, InvestAmerica is qualified to provide investment advisory services to MACC,  and is  registered  as an  investment  advisor  under  the  Investment
Advisers Act of 1940, as amended.

     NOW  THEREFORE,  in  consideration  of the  foregoing  and  other  good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1  "Affiliate"  shall  have  the  meaning  given  under  Rule  144 of the
Securities Act of 1933, as amended.

     1.2  "Assets  Under  Management"  shall mean the total value of MACC assets
Managed by InvestAmerica under this Agreement.

     1.3  "InvestAmerica" shall mean InvestAmerica  Investment Advisors, Inc., a
Delaware corporation.

     1.4  "Capital Losses" are those which are placed, consistent with generally accepted accounting principles, on the books of MACC and which occur when:

     (a)  An actual or realized loss is sustained owing to Portfolio  Company or
investment  events  including,   but  not  limited  to,  liquidation,   sale  or
bankruptcy;

     (b)  The Board of Directors of MACC  determines that a loss or depreciation in value from the value on the date of this Agreement should be taken by MACC in accordance  with  generally  accepted  accounting  principles and SBA accounting regulations and is shown on its books as a part of the periodic valuation of the
Portfolio Companies by the Board of Directors; or

                                       1

     (c)  Capital  Losses are  adjusted for  reverses of  depreciation  when the
Board of Directors  determines  that a value  should be adjusted  upward and the investment value remains at or below original cost.

     For purposes of this  definition,  in any case where the Board of Directors of MACC  writes  down the  value  of any  investment  in  MACC's  portfolio  (in accordance  with the standards set forth in subsection  1.3(b) above),  (i) such reduction in value shall result in a new cost basis for such investment and (ii)
the most recent cost basis of such  investment  shall  thereafter be used in the determination  of any  Realized  Capital  Gains  or  Capital  Losses  in  MACC's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

     1.5  "Capital  Under  Management"  shall mean  MACC's  (i) fiscal  year end
Private  Capital as defined in the SBA  regulations as of the date hereof (which regulations  define  Private  Capital to exclude  unrealized  capital  gains and losses) ("Private  Capital");  plus (ii) fiscal year end SBA leverage as defined by SBA regulations as of the date hereof,  including participating securities as defined in  Section  303(g) of the Small  Business  Investment  Act of 1958,  as
amended; plus (iii) fiscal year end Undistributed Realized Earnings.

     1.6  "Combined  Capital" shall mean MACC's  Combined  Capital as defined in
SBA regulations as of the date hereof.

     1.7  "ICA" has the meaning set forth in the first recital hereof.

     1.8  "MACC" shall mean MorAmerica Capital Corporation,  an Iowa corporation that is a wholly owned subsidiary of the Company.

     1.9  "Net Capital Gains" shall mean Realized Capital Gains minus the sum of
(i) Capital Losses determined in accordance with generally  accepted  accounting principles;  and (ii) net investment  losses,  if any, as reported on Line 32 of
SBA Form 468.

     1.10 "Other Venture  Capital Funds" has the meaning set forth in subsection
3.2(b).

     1.11 "Portfolio Company" or "Portfolio  Companies" shall mean any entity in which MACC may make an investment and with respect to which  InvestAmerica  will be providing  services pursuant hereto,  which investments may include ownership of capital  stock,  loans,  receivables  due from a  Portfolio  Company or other debtor on the sale of assets  acquired  in  liquidation  and assets  acquired in liquidation of any Portfolio Company.

     1.12 "Private  Capital"  has the  meaning  set forth in the  definition  of
Capital Under Management in Section 1.5 above.

     1.13 "Realized  Capital Gains" shall mean capital gains after deducting the cost and  expenses  necessary  to achieve the gain (e.g.,  broker's  fees).  For purposes of this Agreement:

                                       2

     (a)  Capital  gains are  Realized  Capital  Gains upon the cash sale of the capital  stock or assets of a  Portfolio  Company or any other  asset or item of property managed by  InvestAmerica  pursuant to the terms hereof or any Realized
Capital Gain has occurred in accordance with GAAP which is not cash as described in Subsection 1.12(b) below; and

     (b)  Realized  Capital  Gains other than cash gains  shall be recorded  and calculated in the period the gain is realized;  however,  in determining payment of any incentive  fee, the payment shall be made when the cash is received.  The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.

     1.14 "SBA" shall mean the United States Small  Business  Administration  or any successor thereto, which has regulatory authority over SBICs.

     1.15 "SBIC" has the meaning set forth in the first recital hereof.

     1.16 "SEC" shall mean the United States Securities and Exchange Commission.

     1.17 "The  Company"  shall  mean  MACC  Private   Equities  Inc.  and  "the
Companies" shall mean MACC Private Equities Inc. and MACC.

     Section  2.   Investment   Advisory   Engagement.   MACC   hereby   engages
InvestAmerica as its investment advisor.

     2.1  As such, InvestAmerica will:

     (a)  Manage,  render advice with respect to, and make  decisions  regarding the  acquisition and disposition of securities in accordance with applicable law and  MACC's  investment  policies  as set  forth  in  writing  by the  Board  of
Directors,  to  include  (without  limitation)  the  search  and  marketing  for
investment   leads,   screening  and  research  of   investment   opportunities,
maintenance  and  expansion  of a  co-investor  network,  review of  appropriate investment legal documentation,  presentations of investments to MACC's Board of
Directors  (when  and as  required),  closing  of  investments,  monitoring  and management of investments  and exits,  preparation of valuations,  management of relationships with the SEC,  shareholders,  the SBA and its auditors and outside auditors,  and the provision of other services  appropriate to the management of an SBIC operating as a business development company;

     (b)  Make available and, if requested by Portfolio Companies or entities in which MACC is proposing to invest, render managerial assistance to, and exercise management  rights in, such  Portfolio  Companies and entities as appropriate to maximize return for MACC and to comply with regulations;

     (c)  Maintain  office  space  and  facilities  to the  extent  required  by
InvestAmerica to provide adequate management services to MACC;

     (d)  Maintain  the books of account  and other  records and files for MACC, but not to include auditing services; and

                                       3

     (e)  Report to MACC's Board of  Directors,  or to any committee or officers acting pursuant to the authority of the Board,  at such reasonable  times and in such reasonable detail as the Board deems appropriate in order to enable MACC to determine that  investment  policies are being observed and implemented and that the obligations of InvestAmerica  hereunder are being fulfilled.  Any investment program  undertaken by  InvestAmerica  pursuant hereto and any other  activities undertaken by  InvestAmerica  on behalf of MACC shall at all times be subject to applicable  law and any  directives  of MACC's  Board of  Directors  or any duly constituted  committee  or officer  acting  pursuant to the  authority of MACC's
Board of Directors.

     2.2  InvestAmerica  will be  responsible  for the following  expenses:  its
staff  salaries  and  fringe  benefits,   office  space,  office  equipment  and
furniture,  communications,   travel,  meals  and  entertainment,   conventions,
seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses, expenses related  to  developing,  investigating  and  monitoring  investments,  business development,  insurance  premiums and fees (including  premiums for the fidelity bond,  if any,  maintained  by  InvestAmerica  pursuant  to ICA  Section  17 but excluding premiums for directors and officers insurance) and minor miscellaneous expenses.

     InvestAmerica  will  pay for its  own  account  all  expenses  incurred  in rendering the services to be rendered hereunder. Without limiting the generality of the  foregoing,  InvestAmerica  will  pay the  salaries  and  other  employee benefits  of the persons in its  organization  whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of MACC.

     2.3  In connection with the services  provided,  InvestAmerica  will not be responsible for the following expenses which shall be the sole responsibility of
MACC and will be paid promptly by MACC: auditing fees; all legal expenses; legal fees  normally  paid by  Portfolio  Companies;  National  Association  of  Small
Business  Investment  Companies and other  appropriate  trade  association fees;
brochures, advertising,  marketing and publicity costs; interest on SBA or other debt;  fees to MACC directors and board fees; any fees owed or paid to MACC, its
Affiliates or fund managers;  any and all expenses associated with property of a
Portfolio  Company taken or received by MACC or on its behalf as a result of its investment  in  any  Portfolio  company;  all  reorganization  and  registration expenses of MACC; the fees and  disbursements  of MACC's  counsel,  accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other  communications  with the Company's  shareholders;
fees and expenses of members of MACC's Board of Directors who are not directors, officers,  employees or Affiliates of InvestAmerica or of any entity which is an
Affiliate of  InvestAmerica;  premiums  for  directors  and  officers  insurance maintained  by MACC;  and all  transaction  costs  incident to the  acquisition, management,  protection  and  disposition  of securities by MACC;  and any other expenses  incurred  by or on behalf of MACC that are not  expressly  payable  by
InvestAmerica under Section 2.2 above.

                                       4

     2.4  Neither  InvestAmerica  nor  MACC  will  enter  into  any  subadvisory agreements  without  SBA  approval,  which  agreements  shall also be subject to approval requirements of the ICA.

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1  The   obligations  of   InvestAmerica   to  MACC  are  not  exclusive.
InvestAmerica and its Affiliates may, in their discretion,  manage other venture capital  funds and render the same or similar  services  to any other  person or persons  who  may be  making  the  same  or  similar  investments.  The  parties acknowledge that  InvestAmerica  may offer the same investment  opportunities as may be offered to MACC to other  persons  for whom  InvestAmerica  is  providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to MACC or its Affiliates by reason of the activities of InvestAmerica or its  Affiliates  on  behalf of other  persons  and  funds as  described  in this paragraph.

     3.2  For the benefit of MACC's investment activities, InvestAmerica and its
Affiliates  intend  to  maintain  various  future  co-investment   relationships
involving the Company which may result in MACC being accorded the opportunity in the future to review and to invest in certain investments found by other venture capital funds managed by  InvestAmerica  and its Affiliates,  including  NDSBIC,
L.P.,  Lewis  and  Clark  Private  Equities,   LP,  and  Invest  Northwest,   LP
(collectively, the "Other Venture Capital Funds").

     For purposes of this Section 3.2,  where the Companies  have an opportunity to co-invest  with the Other Venture  Capital  Funds,  investment  opportunities shall be offered to the Companies and the Other Venture  Capital  Funds,  as the
case may be, (a) in the same  proportion  as its  Private  Capital  bears to the total Private  Capital of the Companies and the Other Venture Capital Funds with which MACC proposes to co-invest,  in the aggregate, or (b) in such other manner as is  otherwise  agreed upon by the  Companies  and the Other  Venture  Capital
Funds.  Notwithstanding  anything to the contrary contained in this Section 3.2, the terms of any exemptive order applicable to co-investments  between the Other
Venture  Capital  Funds  and the  Companies  will  control  as to the  terms  of co-investments among MACC and the Other Capital Venture Funds.

     3.3  InvestAmerica  will  cause  to be  offered  to MACC  opportunities  to acquire or dispose of  securities  as provided in the  co-investment  guidelines summarized in the section of the Company's SEC Registration  Statement  entitled
"Investment  Objectives and Policies - Co-Investment  Guidelines." Except to the
extent  of  acquisitions  and   dispositions   that,  in  accordance  with  such
co-investment  guidelines,  require the  specific  approval  of MACC's  Board of
Directors,  InvestAmerica is authorized to effect  acquisitions and dispositions of  securities  for MACC's  account in  InvestAmerica's  discretion.  Where such approval is required,  InvestAmerica  is authorized to effect  acquisitions  and dispositions  for MACC's account upon and to the extent of such  approval.  MACC will put  InvestAmerica  in funds whenever  InvestAmerica  requires funds for an acquisition of securities in accordance with the foregoing,  and MACC will cause to be delivered in accordance with  InvestAmerica's  instructions any securities disposed of in accordance with the foregoing.

                                       5

     3.4  Should  InvestAmerica  or any of its  Affiliates  agree to  perform or undertake any investment  management services described in paragraph 3.1 for any funds or persons in addition to Other Venture Capital Funds,  InvestAmerica will notify MACC, in writing,  not later than the  commencement  of such agreement or the initial provision of such services.

     3.5  Any such investment  management services and all co-investments  shall at all times be provided in strict  accordance with rules and regulations  under the ICA, any exemptive order thereunder  applicable to the Company and the rules and regulations of the SBA.

     Section 4. Services to Portfolio Companies.

     4.1  It is  acknowledged  that as a part of the  services to be provided by
InvestAmerica  hereunder,  certain of its employees,  representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions  which may effect  the  near-term  and the  long-term  direction  of a
Portfolio Company.  Unless otherwise restricted hereafter by MACC in writing, in regard to such actions and decisions  MACC hereby  appoints  InvestAmerica  (and such  officers,  Directors,  employees,  representatives  and agents is it shall designate)  as its  proxy,  as a result of which  InvestAmerica  shall  have the authority,  in its performance of this Agreement, to make decisions and to take, without  specific  authority  from the  Board of  Directors  of MACC,  as to all matters which are not hereby restricted.

     4.2  All  fees,  including  director's  fees that may be paid by or for the account of an entity in which MACC has invested or in which MACC is proposing to invest in connection with an investment  transaction in which MACC  participates or  provides  managerial  assistance,  will be  treated  as  commitment  fees or management fees and will be received by MACC, pro rata to its  participation  in such  transaction.  InvestAmerica  will be allowed to be reimbursed by Portfolio
Companies for all direct  expenses  associated with due diligence and management of portfolio investments or investment  opportunities  (travel,  meals, lodging, etc.).

     4.3  The sole and exclusive  compensation to InvestAmerica for its services to be rendered  hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer,  director,  employee or  Affiliate  of  InvestAmerica  serve as a member of the Board of Directors of
MACC, such officer,  director,  employee or Affiliate of InvestAmerica shall not receive compensation as a member of the Board of Directors of MACC.

     Section 5. Management and Incentive Fees.

     5.1  During the term of this Agreement, MACC will pay InvestAmerica monthly in  arrears a  management  fee equal to the  lesser of 1.5% per annum of the (i)
Combined Capital, or (ii) Assets Under Management.

     5.2  During the term of this Agreement,  MACC shall pay to InvestAmerica an incentive fee determined as specified in this Section 5.2.

     (a)  The incentive fee shall be calculated as follows:

                                       6

          (i)  The  amount of the fee shall be 13.4% of the Net  Capital  Gains, before taxes,  resulting from the disposition of investments in MACC's Portfolio
Companies or resulting from the  disposition of other assets or property of MACC managed by InvestAmerica pursuant to the terms hereof.

          (ii) Net Capital Gains,  before taxes, shall be calculated annually at the end of each fiscal year for the purpose of determining the earned  incentive fee,  unless this Agreement is terminated  prior to the completion of any fiscal year, then such  calculation  shall be made at the end of such shorter period. A preliminary  calculation  shall be made on the last  business day of each of the three fiscal  quarters  preceding the end of each fiscal year for the purpose of determining  the incentive fee payable under Section  5.2(c)(i)  below.  Capital
Losses and Realized  Capital  Gains shall not be  cumulative  (i.e.,  no Capital
Losses  nor  Realized   Capital  Gains  are  carried  forward  for  purposes  of
calculating the incentive fee for any subsequent fiscal year).

     (b)  Upon  termination  of  this  Agreement,   but  subject  to  the  other
limitations  of this Section 5.2, all earned but unpaid  incentive fees shall be immediately due and payable; provided,  however, that incentive fees earned with respect  to  non-cash  Realized  Capital  Gains  shall  not be due and  owing to
InvestAmerica  until the cash is received by MACC.  MACC and  InvestAmerica  are parties to an Interim  Investment  Advisory  Agreement  dated as of May 1, 2005, which has been  replaced  by this  Agreement.  For  purposes  of  incentive  fee calculations,  incentive fees shall be calculated  under this  Agreement  taking into account the period beginning with May 1, 2005.

     (c)  Subject to other limitations of this Section 5.2, payment of incentive fees shall be made as follows:

          (i)  To the extent payable,  the incentive fee shall be paid, in cash, in arrears by the last  business day of each fiscal  quarter in the fiscal year.
The  incentive  fee  shall  be  retroactively  adjusted  as soon as  practicable following  completion of valuations at the end of each fiscal year in which this
Agreement  is in effect to  reflect  the actual  incentive  fee due and owing to
InvestAmerica,  and if such adjustment  reveals that  InvestAmerica has received more incentive fee income than it is entitled to hereunder,  InvestAmerica shall promptly reimburse MACC for the amount of such excess.

          (ii) In the event  InvestAmerica earns any incentive fees, the payment of which would cause  MACC's  Private  Capital to be 25% or more  impaired,  the portion of such fees which  causes the  impairment  shall be paid by MACC into a trust or escrow account  established  by MACC for the benefit of  InvestAmerica.
Fees from such account shall be released to  InvestAmerica  at such time as, and to the extent that, MACC's Private Capital is no longer so impaired.

     (d)  The SBA, MACC and certain others SBICs are parties to an SBA Agreement dated as of December 23, 2004 (the "SBA Agreement").  From the effective date of this Agreement,  no incentive fee can be paid until (i) all SBA leverage is paid in full  (including  interest,  fees and  principal),  and (ii) the escrow  fund contemplated  by the  SBA  Agreement  is

                                       7

fully  funded,  the SBA Agreement is terminated or the SBA approves such payment in writing. In addition, MACC and InvestAmerica shall enter into a subordination agreement with SBA to give further effect to the  subordination of the incentive fees to SBA under this Section 5.2(d).

     (e)  Earned  incentive  fees the payment of which is  deferred  pursuant to this  Section  5.2 shall be  accrued  and shall be paid when  permitted  by this
Section 5.2.

     (f)  The  provisions of this Section 5.2 shall survive  termination of this
Agreement.

     5.3  Notwithstanding the foregoing,  (i) the management fee contemplated by this Section will not exceed the maximum permitted management fee allowed by SBA rules and  regulations  and (ii) MACC shall not make any  incentive  fee payment contemplated by Section 5.2 that is in violation of the rules and regulations of the SBA regarding  Retained Earnings  Available for Distribution;  provided that such  payment  will be made by MACC to  InvestAmerica  at such  time as MACC has sufficient Retained Earnings Available for Distribution to make such payment.

     Section 6. Liability and Indemnification of InvestAmerica.

     6.1  Article X of the Amended and  Restated  Bylaws of MACC as in effect on the date hereof (the "Bylaws") is hereby incorporated by reference in and made a part of this  Agreement and is hereby  referred to for a  description  of MACC's
indemnification   obligations  in  favor  of  InvestAmerica  and  its  officers, directors,  shareholders,  employees,  agents and Affiliates (collectively,  the
"Indemnified  Parties").  MACC confirms that in  performing  services  hereunder
InvestAmerica  will be an agent of MACC for the  purpose of the  indemnification provisions of the Bylaws of MACC subject,  however,  to the same  limitations as though  InvestAmerica were a director or officer of MACC. MACC grants the rights to indemnification contained in Article X of the Bylaws to the other Indemnified
Parties and such  Indemnified  Parties shall be entitled to the same benefits of
Article X as if they were a director or officer of MACC.  The provisions of this
Section 6.1 shall survive termination of this Agreement.

     6.2  Individuals who are Affiliates of InvestAmerica  and are also officers or directors of MACC as well as other  InvestAmerica  officers performing duties within  the scope of this  Agreement  on behalf of MACC will be  covered  by any directors and officers insurance policy maintained by MACC.

     Section 7. Shareholder Approval; Term.

     MACC  represents  that this  Agreement has been approved by MACC's Board of
Directors.  This  Agreement  shall continue in effect for two (2) years from the date hereof, provided,  however, that this Agreement shall not take effect until the date the shareholders of the Company and the Company as the sole shareholder of MACC shall have  approved  this  Agreement in the manner set forth in Section
15(a) of the ICA.  After such  initial two year  period,  this  Agreement  shall continue in effect so long as such continuance is specifically approved at least annually by MACC's Board of  Directors,  including a majority of its members who are not

                                       8

interested persons of InvestAmerica, or by vote of the holders of a majority, as defined in the ICA,  of MACC's  outstanding  voting  securities.  The  foregoing notwithstanding,  this Agreement may be terminated by MACC at any time,  without payment of any penalty,  on sixty (60) days' written notice to  InvestAmerica if the decision to terminate  has been made by the Board of Directors or by vote of the holders of a majority,  as defined in the ICA, of MACC's  outstanding voting securities or the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities.

     InvestAmerica may also terminate this Agreement on sixty (60) days' written notice to MACC and the Company; provided, however, that InvestAmerica may not so terminate this Agreement unless another  investment  advisory agreement has been approved by the vote of a majority, as defined in the ICA, of MACC's outstanding shares and by the Board of  Directors,  including  a majority of members who are not parties to such  agreement  or  interested  persons of any such party.  Upon receipt of any such notice from  InvestAmerica,  MACC will in good faith use its best  efforts to cause an advisory  agreement  to be entered into by MACC with a suitable investment adviser.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment,  as defined in the ICA, by InvestAmerica  shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing  executed by all parties and with the prior approval of the SBA.

     Section 10. Governing Law.

     This  Agreement  shall be  construed  and enforced in  accordance  with and governed by the laws of the State of Delaware.

                            [Signature page follows]

                                       9

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Agreement  to be effective as of the date first above written.

                                       MACC:
                                       MORAMERICA CAPITAL CORPORATION

                                       By:
                                           -------------------------------------
                                                   Kent I. Madsen
                                                   President

                                       INVESTAMERICA:
                                       INVESTAMERICA INVESTMENT
                                       ADVISORS, INC.
                                       a Delaware corporation

                                        By:
                                            ------------------------------------
                                                   David R. Schroder
                                                   President

                                       10

                                   APPENDIX B

                          INVESTMENT ADVISORY AGREEMENT

                         NEW MACC PRIVATE EQUITIES INC.
                             A Delaware Corporation

     This  INVESTMENT  ADVISORY  AGREEMENT  dated  as of  June  ___,  2005  (the
"Agreement") by MACC Private  Equities Inc., a company  organized under the laws of the State of Delaware ("the Company"), and InvestAmerica Investment Advisors,
Inc.,  a  corporation  organized  under  the  laws  of  the  State  of  Delaware
("InvestAmerica").

     WHEREAS,  the  Company  is a  closed-end  investment  company  that  may be operated and regulated as a business development company ("Business  Development
Company")  as defined in the  Investment  Company Act of 1940,  as amended  (the
"ICA");

     WHEREAS,  the Company is presently  receiving  investment advisory services from InvestAmerica  pursuant to that Interim Investment Advisory Agreement dated
April 30, 2005 (the "Interim Agreement");

     WHEREAS,  the Company desires to terminate the Interim  Agreement and enter into this Agreement with InvestAmerica;

     WHEREAS,   InvestAmerica,  is  qualified  to  provide  investment  advisory services to the Company and is  registered  as an  investment  advisor under the
Investment Advisors Act of 1940, as amended.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1  "Affiliate"  shall  have  the  meaning  given  under  Rule  144 of the
Securities Act of 1933, as amended.

     1.2  "Assets Under  Management" shall mean the total value of the Company's assets managed by InvestAmerica under this Agreement averaged over the prior one year  period,  or such  shorter  period in which  such  assets  were  managed by
InvestAmerica.

     1.3  "Capital Losses" are those which are placed, consistent with generally accepted  accounting  principles,  on the books of the  Company  and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or  investment  events  including,  but not  limited  to,  liquidation,  sale or bankruptcy;

          (b) The Board of  Directors of the Company  determines  that a loss or depreciation  in value  from the value on the date of this  Agreement  should be taken by the Company in accordance with generally accepted accounting principles and SBA  accounting  regulations  and is  shown  on its  books  as a part of the periodic  valuation  of the  Portfolio  Companies  by  the  Board  of  Directors
("Unrealized Depreciation"); or

          (c) Capital Losses are adjusted for reverses of depreciation  when the
Board of Directors  determines  that a value  should be adjusted  upward and the investment value remains at or below original cost.

For purposes of this definition, in any case where the Board of Directors of the
Company writes down the value of any  investment in the Company's  portfolio (in accordance  with the standards set forth in subsection  1.3(b) above),  (i) such reduction in value shall result in a new cost basis for such investment and (ii)
the most recent cost basis for such investment  shall  thereafter be used in the determination  of any Realized  Capital Gains or Capital Losses in the Company's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost.)

     1.4  "The  Company"  shall  mean MACC  Private  Equities  Inc.,  a Delaware corporation.

     1.5  "ICA" has the meaning set forth in the first recital hereof.

     1.6  "Net Capital  Gains" shall mean Realized  Capital Gains net of Capital
Losses determined in accordance with generally accepted accounting principles.

     1.7  "Other Venture  Capital Funds" has the meaning set forth in subsection
3.2.

     1.8  "Portfolio Company" or "Portfolio  Companies" shall mean any entity in which the Company may make an investment and with respect to which InvestAmerica will be  providing  services  pursuant  hereto,  which  investments  may include ownership of capital stock,  loans,  receivables due from a Portfolio Company or other debtor on sale of assets  acquired in liquidation  and assets  acquired in liquidation of any Portfolio Company.

     1.9  "Private  Capital" shall have the meaning ascribed to that term in the
SBA  regulations  in  effect as of the date  hereof  (which  regulations  define
Private Capital to exclude unrealized gains and losses).

     1.10 "Realized  Capital Gains" shall mean capital gains after deducting the cost and  expenses  necessary  to achieve the gain (e.g.,  broker's  fees).  For purposes of this  Agreement,  capital gains are Realized  Capital Gains upon the cash sale of the  capital  stock or assets of a  Portfolio  Company or any other asset or item of property managed by InvestAmerica  pursuant to the terms hereof or any Realized  Capital Gain has occurred in accordance  with GAAP which is not cash as described in the following  sentence.  Realized Capital Gains other than cash gains, shall be recorded and calculated in the period the gain is realized;
however in  determining  payment of any incentive fee, the payment shall be made when the cash is received. The amount

of the fee earned on gains other than cash shall be recorded as  incentive  fees payable on the financial statements of the Company.

     1.11 "SBA" shall mean the United States Small Business Administration.

     1.12 "SEC" shall mean the United States Securities and Exchange Commission.

     Section 2.  Investment  Advisory  Engagement.  The Company  hereby  engages
InvestAmerica as its investment advisor.

     2.1  As such, InvestAmerica will:

          (a)  Manage,  render  advice  with  respect  to,  and  make  decisions regarding the  acquisition  and  disposition  of  securities in accordance  with applicable law and the Company's  investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for  investment  leads,  screening  and  research of  investment  opportunities, maintenance  and  expansion  of a  co-investor  network,  review of  appropriate investment  legal  documentation,  presentations of investments to the Company's
Board of Directors (when and as required),  closing of  investments,  monitoring and management of investments and exits,  preparation of valuations,  management of relationships with the SEC, shareholders, outside auditors, and the provision of other services  appropriate  to the management of a Business and  Development
Company;

          (b) Make  available  and,  if  requested  by  Portfolio  Companies  or entities  in which  the  Company  is  proposing  to  invest,  render  managerial assistance to, and exercise  management rights in, such Portfolio  Companies and entities as  appropriate  to maximize  return for the Company and to comply with regulations;

          (c) Maintain  office space and  facilities  to the extent  required by
InvestAmerica to provide adequate management services to the Company;

          (d) Maintain the books of account and other  records and files for the
Company, but not to include auditing services; and

          (e) Report to the Company's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable  detail as the Board deems appropriate in order to enable the  Company to  determine  that  investment  policies  are being  observed  and implemented  and that the  obligations  of  InvestAmerica  hereunder  are  being fulfilled.  Any investment program  undertaken by InvestAmerica  pursuant hereto and any other  activities  undertaken by  InvestAmerica on behalf of the Company shall at all  times be  subject  to  applicable  law and any  directives  of the
Company's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of the Company's Board of Directors.

     2.2  InvestAmerica  will be  responsible  for the following  expenses:  its staff  salaries and fringes,  office  space,  office  equipment  and  furniture, communications,  travel, meals and

entertainment,  conventions,  seminars, office supplies, dues and subscriptions, hiring fees, moving expenses, repair and maintenance, employment taxes, in-house accounting expenses and minor miscellaneous expenses.

     InvestAmerica  will  pay for its  own  account  all  expenses  incurred  in rendering the services to be rendered hereunder. Without limiting the generality of the  foregoing,  InvestAmerica  will  pay the  salaries  and  other  employee benefits  of the persons in its  organization  whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of the Company.

     Notwithstanding   the   foregoing,   InvestAmerica   will  earn   incentive
compensation  on  a  quarterly  basis,   which  shall  not  be  deemed  part  of
compensation or other employee benefits for the purpose of this paragraph.

     2.3  In connection with the services  provided,  InvestAmerica  will not be responsible for the following expenses which shall be the sole responsibility of the Company and will be paid promptly by the Company:  auditing  fees; all legal expenses; legal fees normally paid by Portfolio Companies;  National Association of Small Business  Investment  Companies and other appropriate trade association fees; brochures, advertising,  marketing and publicity costs; interest on SBA or other debt;  fees to the Company and its directors and Board fees; any fees owed or paid to the Company,  its Affiliates or fund  managers;  any and all expenses associated with property of a Portfolio Company taken or received by the Company or on its behalf as a result of its  investment  in any Portfolio  Company;  all
reorganization  and  registration   expenses  of  the  Company;   the  fees  and
disbursements of the Company's counsel,  accountants,  custodian, transfer agent and  registrar;  fees and expenses  incurred in producing and effecting  filings with federal and state securities administrators;  costs of periodic reports to, and other communications with the Company's  shareholders;  fees and expenses of members of the  Company's  Board of Directors who are not  directors,  officers, employees or Affiliates of  InvestAmerica or of any entity which is an Affiliate of  InvestAmerica;  premiums  for  the  fidelity  bond,  if any,  maintained  by
InvestAmerica  pursuant to ICA Section 17;  premiums for  directors and officers insurance  maintained  by the Company;  all  transaction  costs  incident to the acquisition,  management and protection of and  disposition of securities by the
Company; and any other expenses incurred by or on behalf of the Company that are not expressly payable by InvestAmerica under Section 2.2. above.

     2.4  Subject to  approval by the Board of  Directors  of the Company and in accordance  with the ICA,  InvestAmerica  may retain one or more  subadvisors to assist it in performance of its duties hereunder.

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1  The  obligations  of  InvestAmerica  to the Company are not exclusive.
InvestAmerica and its Affiliates, may in their discretion,  manage other venture capital  funds and render the same or similar  services  to any other  person or persons  who  may be  making  the  same  or  similar  investments.  The  parties acknowledge that  InvestAmerica  may offer the same investment  opportunities as may be  offered  to the  Company  to other  persons  for whom

InvestAmerica  is  providing  services.  Neither  InvestAmerica  nor  any of its
Affiliates  shall in any manner be liable to the  Company or its  Affiliates  by reason of the activities of  InvestAmerica  or its Affiliates on behalf of other persons and funds as  described in this  paragraph  and any conflict of interest arising therefrom is hereby expressly waived.

     3.2  For the benefit of the Company's investment activities,  InvestAmerica and its Affiliates intend to maintain various future co-investment relationships involving  the  Company  which may  result in the  Company  being  accorded  the opportunity in the future to review and to invest in certain  investments  found by other  venture  capital funds managed by  InvestAmerica  and its  Affiliates, including  NDSBIC,  L.P.,  Lewis and Clark  Private  Equities,  LP,  and  Invest
Northwest, LP (collectively, the "Other Venture Capital Funds").

     For purposes of this Section 3.2,  where the Company has an  opportunity to co-invest with the Other Venture Capital Funds,  investment  opportunities shall be offered to the Company and the Other Venture  Capital Funds,  as the case may be, (a) in the same proportion as its Private Capital bears to the total Private
Capital  of the  Company  and the Other  Venture  Capital  Funds  with which the
Company proposes to co-invest,  in the aggregate, or (b) in such other manner as is otherwise  agreed upon by the Company and the Other  Venture  Capital  Funds.
Notwithstanding  anything to the  contrary  contained  in this  Section 3.2, the terms of any  exemptive  order  applicable to  co-investments  between the Other
Venture  Capital  Funds  and  the  Company  will  control  as to  the  terms  of co-investments among the Company and Other Capital Venture Funds.

     3.3  InvestAmerica will cause to be offered to the Company opportunities to acquire or dispose of  securities  as provided in the  co-investment  guidelines summarized in the section of the Company's SEC Registration  Statement  entitled
"Investment Objectives and Policies -- Co-Investment  Guidelines." Except to the
extent  of  acquisitions  and   dispositions   that,  in  accordance  with  such
co-investment  guidelines,  require the specific approval of the Company's Board
of  Directors,   InvestAmerica   is  authorized  to  effect   acquisitions   and
dispositions  of  securities  for  the  Company's  account  in   InvestAmerica's
discretion.  Where such  approval is required,  InvestAmerica  is  authorized to effect  acquisitions and dispositions for the Company's  account upon and to the extent of such approval.  The Company will put  InvestAmerica  in funds whenever
InvestAmerica requires funds for an acquisition of securities in accordance with the  foregoing,  and the Company will cause to be delivered in  accordance  with
InvestAmerica's  instructions any securities  disposed of in accordance with the foregoing.

     3.4  Should  InvestAmerica  or any of its  Affiliates  agree to  perform or undertake any investment  management  services  described in Section 3.1 for any funds or persons in  addition  to the  Company,  InvestAmerica  will  notify the
Company,  in writing,  not later than the  commencement of such agreement or the initial provision of such services.

     3.5  Any such investment  management services and all co-investments  shall at all times be provided in strict  accordance with rules and regulations  under the ICA, any exemptive order thereunder  applicable to the Company and the rules and regulations of the SBA.

     Section 4. Services to Portfolio Companies.

     4.1  It is  acknowledged  that as a part of the  services to be provided by
InvestAmerica  hereunder,  certain of its employees,  representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions  which may effect the near-and the long-term  direction of a Portfolio
Company.  Unless otherwise  restricted  hereafter by the Company in writing,  in regard to such actions and decisions the Company hereby  appoints  InvestAmerica
(and such officers, Directors, employees, representatives and agents is it shall designate)  as its  proxy,  as a result of which  InvestAmerica  shall  have the authority,  in its performance of this Agreement,  to make decisions and to take such  actions,  without  specific  authority  from the Board of Directors of the
Company, as to all matters which are not hereby restricted.

     4.2  All  fees,  including  Director's  fees that may be paid by or for the account of an entity in which the Company  has  invested or in which the Company is proposing to invest in connection with an investment transaction in which the
Company  participates  or  provides  managerial  assistance,  will be treated as commitment fees or management fees and will be received by the Company, pro rata to its  participation in such transaction.  InvestAmerica  will be allowed to be reimbursed by Portfolio  Companies for all direct  expenses  associated with due diligence and management of portfolio  investments  or investment  opportunities
(travel, meals, lodging, etc.).

     4.3  The sole and exclusive  compensation to InvestAmerica for its services to be rendered  hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer,  director,  employee or Affiliate of InvestAmerica serve as a member of the Board of Directors of the
Company,  such officer,  director,  employee or Affiliate of InvestAmerica shall not receive compensation as a member of the Board of Directors of the Company.

     Section 5. Management and Incentive Fees.

     5.1  During the term of this Agreement,  the Company will pay InvestAmerica monthly in arrears a management  fee equal to 1.5% per annum of the Assets Under
Management.  The Management fee shall be calculated on a non-consolidated basis, excluding MorAmerica Capital Corporation.

     5.2  During  the  term  of  this   Agreement   the  Company  shall  pay  to
InvestAmerica  an incentive fee determined as specified in this Section 5.2. The incentive  fee  shall  be  calculated  on  a  nonconsolidated  basis,  excluding
MorAmerica Capital Corporation.

          (a) The incentive fee shall be calculated as follows:

               (i) The  amount  of the fee  shall be  13.4%  of the Net  Capital
Gains,  before taxes,  resulting  from the  disposition  of  investments  in the
Company's  Portfolio Companies or resulting from the disposition of other assets or  property  of the  Company  managed by  InvestAmerica  pursuant  to the terms hereof.

               (ii)  Net  Capital  Gains,  before  taxes,  shall  be  calculated annually  at the end of each  fiscal  year for the  purpose of  determining  the earned  incentive  fee,  unless  this  Agreement  is  terminated  prior  to  the completion of any fiscal year, then such calculation shall be made at the end of such  shorter  period.  A  preliminary  calculation  shall  be made on the  last business  day of each of the three  fiscal  quarters  preceding  the end of each fiscal year for the  purpose of  determining  the  incentive  fee payable  under
Section 5.2(c)(i) below.  Capital Losses and Realized Capital Gains shall not be cumulative  (i.e.,  no Capital  Losses nor  Realized  Capital  Gains are carried forward into any subsequent fiscal year).

               (iii)  Notwithstanding  anything  herein  to  the  contrary,  the incentive  fee shall not be computed on any assets  received by the Company from the Company's  predecessors  by merger,  MorAmerica  Financial  Corporation  and
Morris Plan  Liquidation  Company,  and such assets shall not be included in any calculation of Net Capital Gains.

          (b) Upon termination of this Agreement all earned but unpaid incentive fees shall be immediately  due and payable;  provided,  however,  that incentive fees earned with respect to non-cash Realized Capital Gains shall not be due and owing to  InvestAmerica  until the cash is received by the Company.  The Company and InvestAmerica are parties to the Interim Agreement,  which has been replaced by this Agreement.  For purposes of inventive fee  calculations,  incentive fees shall be  calculated  under  this  Agreement  taking  into  account  the  period beginning with April 30, 2005.

          (c) Payment of incentive fees shall be made as follows:

               (i) To the extent payable, incentive fees shall be paid, in cash, in arrears on the last business day of each fiscal quarter in the fiscal year.

               (ii) The incentive fee shall be retroactively adjusted as soon as practicable  following  completion  of the  valuations at the end of each fiscal year in which this  Agreement is in effect to reflect the actual  incentive  fee
due  and  owing  to   InvestAmerica,   and  if  such  adjustment   reveals  that
InvestAmerica  has  received  more  incentive  fee income than it is entitled to hereunder,  InvestAmerica shall promptly reimburse the Company for the amount of the excess.

     Section 6. Liability and Indemnification of InvestAmerica.

     6.1  Neither   InvestAmerica,   nor   any  of  its   officers,   directors,
shareholders,  employees, agents or Affiliates,  whether past, present or future
(collectively,  the "Indemnified  Parties"),  shall be liable to the Company, or any of its  Affiliates  for any error in  judgment or mistake of law made by the
Indemnified  Parties  in  connection  with  any  investment  made  by or for the
Company,  provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross  negligence  or willful  misconduct  of the
Indemnified  Parties. The Company confirms that in performing services hereunder
InvestAmerica  will  be  an  agent  of  the  Company  for  the  purpose  of  the indemnification provisions of the Bylaws of the Company subject, however, to the same  limitations  as though  InvestAmerica  were a  director  or officer of the
Company.  InvestAmerica shall not be liable to the Company,  its shareholders or its creditors,

except for violations of law or for conduct which would  preclude  InvestAmerica from being indemnified under such provisions. The provisions of this Section 6.1 shall survive termination of this Agreement.

     6.2  Individuals who are Affiliates of InvestAmerica  and are also officers or directors of the Company as well as other  InvestAmerica  officers performing duties  within  the scope of this  Agreement  on behalf of the  Company  will be covered  by any  directors  and  officers  insurance  policy  maintained  by the
Company.

     Section 7. Shareholder Approval; Term.

     The  Company  represents  that  this  Agreement  has been  approved  by the
Company's  Board of Directors.  This Agreement  shall continue in effect for two
(2) years from the date hereof, unless sooner terminated as provided for herein;
provided,  however,  that this Agreement shall not take effect if as of the date hereof,  the  shareholders of the Company shall not have approved this Agreement in the manner set forth in Section 15(a) of the ICA. Thereafter,  this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by the Company's Board of Directors,  including a majority of its members  who are not  interested  persons  of  InvestAmerica,  or by vote of the holders  of a  majority,  as defined in the ICA,  of the  Company's  outstanding
voting  securities.  The  foregoing  notwithstanding,   this  Agreement  may  be
terminated by the Company at any time, without payment of any penalty,  on sixty
(60) days' written notice to InvestAmerica if the decision to terminate has been made by the Board of  Directors  or by vote of the  holders  of a  majority,  as defined in the ICA, of the Company's outstanding voting securities.

     InvestAmerica may also terminate this Agreement on sixty (60) days' written notice  to  the  Company;  provided,  however,  that  InvestAmerica  may  not so terminate this Agreement unless another  investment  advisory agreement has been approved  by the vote of a  majority,  as defined in the ICA,  of the  Company's outstanding  shares  and by the Board of  Directors,  including  a  majority  of members who are not parties to such agreement or interested  persons of any such party. Upon receipt of any such notice from  InvestAmerica,  the Company will in good faith use its best  efforts to cause an  advisory  agreement  to be entered into by the Company with a suitable investment adviser.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment,  as defined in the ICA, by InvestAmerica  shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing  executed by all parties.

     Section 10. Governing Law.

     This  Agreement  shall be  construed  and enforced in  accordance  with and governed by the laws of the State of Delaware.

     Section 11. Termination of Prior Agreement.

     Upon the  approval of this  Agreement  by the  shareholders  of the Company pursuant to Section 7, the Interim Agreement shall expire and shall thereupon be of no further force and effect,  effective at the close of business on June ___,
2005.

                            [Signature page follows.]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement to be effective as of the date first above written.

                                       THE COMPANY:
                                       MACC PRIVATE EQUITIES, INC.
                                       A Delaware corporation

                                       By:    /s/ Kent I. Madsen
                                          --------------------------------------
                                              Kent I. Madsen
                                              President

                                       INVESTAMERICA:
                                       INVESTAMERICA INVESTMENT ADVISORS, INC.
                                       A Delaware corporation

                                       By:    /s/ David R. Schroder
                                          --------------------------------------
                                              David R. Schroder
                                              President and Secretary

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